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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive proxy statement
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☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
VALENTIS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALENTIS, INC.
863A MITTEN ROAD

BURLINGAME, CALIFORNIA 94010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2003

To the Stockholders of VALENTIS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VALENTIS, INC., a Delaware corporation (the "Company"), will be held on Tuesday, December 30, 2003, at 10:00 a.m. local time at the offices of the Company, 863A Mitten Road, Burlingame, California 94010 for the following purposes:

          1.     To elect two directors to hold office until the 2006 Annual Meeting of Stockholders;

          2.     To approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 950,000 shares;

          3.     To approve an amendment to the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 150,000 shares;

          4.     To approve the sale and issuance, in a private placement to certain investors, of up to 4,878,049 shares of our Common Stock at a purchase price of $2.05 per share and Warrants to purchase up to an additional 1,951,220 shares of our Common Stock at an exercise price of $3.00 per share (the "Private Placement"), in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000;

          5.     To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending June 30, 2004; and

          6.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on November 21, 2003, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors
Patrick A. Pohlen Secretary

Burlingame, California
December 15, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 30, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Valentis, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on December 30, 2003, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 863A Mitten Road, Burlingame, California 94010. The Company intends to mail this proxy statement and accompanying proxy card on or about December 18, 2003, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of the Company, par value $0.001 per share (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation for a customary fee plus expenses. In addition, the Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of Common Stock at the close of business on November 21, 2003 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on November 21, 2003, the Company had outstanding and entitled to vote 5,777,210 shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes and broker non-votes will not affect the election of directors. All other proposals require the favorable vote of the majority of the votes present in person or represented by proxy and entitled to vote on a particular proposal.

        Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted as follows: (1) FOR Proposal No. 1 to elect all nominees for directors named in the proxy; (2) FOR Proposal No. 2 to approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 950,000 shares; (3) FOR Proposal No. 3 to approve an amendment to the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 150,000 shares; (4) FOR Proposal No. 4 to approve the sale and issuance, in a private placement to certain investors, of up to 4,878,049 shares of our Common Stock at a purchase price of $2.05 per share and Warrants to purchase up to an additional 1,951,220 shares of our Common Stock at an exercise price of $3.00 per share (the "Private Placement"), in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000; (5) FOR Proposal No. 5 to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending June 30, 2004; and (6) as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked. The Company believes that the tabulation procedures to be followed by the inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 863A Mitten Road, Burlingame, California 94010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

        Proposals of stockholders that are intended to be presented at the Company's 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received by the Company not later than August 14, 2004, in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. To be considered timely under these provisions, stockholder proposals must be received by the Company not later than the close of business on October 31, 2004, nor earlier than the close of business on October 1, 2004.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        The Board of Directors is currently composed of seven members. There are two directors in the class whose term of office expires in 2003. If elected at the Annual Meeting, each of the nominees would serve until the 2006 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is certain biographical information, as of September 12, 2003, for each person nominated and each person whose term of office as a director will continue after the Annual Meeting:

Nominees for Election for a Three-Year Term Expiring at the 2006 Annual Meeting of Stockholders

Reinaldo M. Diaz

        Reinaldo M. Diaz, 49, has served as a director of the Company since January 2003. Mr. Diaz co-founded Diaz & Altschul Capital Management ("D&A") in 1996 and has served as its Chief Investment Officer since then. D&A is an asset management firm that focuses on healthcare companies. Mr. Diaz has been active in the investment banking industry for over 21 years. From 1993 to 1996, Mr. Diaz was Managing Director and Head of the Healthcare Group at Schroder Wertheim & Co., Inc., where he was responsible for establishing and developing the firm's investment banking presence in the healthcare sector. From 1981 to 1993, Mr. Diaz was with PaineWebber Incorporated. From 1981 to 1985, he was a member of the Investment Banking Department, where he focused on Healthcare and Technology clients. In 1985, Mr. Diaz co-founded PaineWebber Development Corporation ("PWDC") and was PWDC's President from 1990 to 1993. Mr. Diaz is also currently a director of Medrium, Inc., Berkeley Heart Labs, Inc., and Tenex Greenhouse Ventures LLC. Mr. Diaz has served on the board of directors of Alkermes, Inc., Amgen Development Corporation, Genentech Development Corporation III, Genzyme Development Corporation and several private companies. Mr. Diaz is Co-Chairman of Medrium, Inc., a company focused on claims submission software and management practice tools for physicians. He is a graduate of Harvard College and of Harvard University Graduate School of Business.

Mark D. McDade

        Mark D. McDade, 48, has served as a director of the Company since May 2000. Since December 2002, Mr. McDade has served as Chief Executive Officer of Protein Design Labs. From January 2001 to December 2002, Mr. McDade had been the Chief Executive Officer of Signature BioScience, Inc., a privately-held company focused on drug discovery. Mr. McDade was the President and Chief Operating Officer of Corixa Corporation, a developer of immunotherapeutic products through 2000. As a cofounder of Corixa in September 1994, he served as its Chief Operating Officer since that company's inception. Prior to Corixa, Mr. McDade held various management positions at Boehringer Mannheim, and Sandoz Ltd. Mr. McDade also serves on the boards of directors of Corixa Corporation and Akceli, Inc. Mr. McDade earned an M.B.A. from the Harvard University Graduate School of Business and a B.A. in History from Dartmouth College.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL NO. 1.

Directors Continuing in Office Until the 2004 Annual Meeting of Stockholders

Benjamin F. McGraw, III, Pharm.D.

        Benjamin F. McGraw, III, Pharm.D., 54, has served as the Company's President and Chief Executive Officer since September 1994, when he joined Megabios Corp., and as Chairman since May 1997. In March 1999, Megabios merged with GeneMedicine, Inc. to form Valentis. In August 1999, Valentis merged with PolyMASC Pharmaceuticals, plc. Prior to Megabios, Dr. McGraw gained experience in R&D as Vice President, Development for Marion and Marion, Merrell Dow; in business development as Corporate Vice President, Corporate Development at Allergan, Inc.; and in finance as President of Carerra Capital Management. Dr. McGraw also serves on the board of directors of ISTA Pharmaceuticals. Dr. McGraw received his Doctor of Pharmacy from the University of Tennessee Center for the Health Sciences, where he also completed a clinical practice residency.

Dennis J. Purcell

        Dennis J. Purcell, 48, has served as a director of the Company since January 2003. Since April 2000, Mr. Purcell has been senior managing partner of the Perseus-Soros BioPharmaceutical Fund, L.P. Mr. Purcell is responsible for the overall management of the fund, which is dedicated to making private equity investments in the life sciences industry and is also a significant investor in the Company. Prior to joining Perseus-Soros, Mr. Purcell served as Managing Director of Life Sciences Investment Banking at Chase H&Q (formerly Hambrecht & Quist) from 1994 to 2000. Mr. Purcell has often been cited as one of the life sciences sector's leaders. He was honored in the "Biotech Hall of Fame" by Genetic Engineering News in June 1998 and named to the Biotechnology All-Stars list by Forbes ASAP in May 1999. Prior to joining H&Q, Mr. Purcell was a Managing Director in the Healthcare Group at PaineWebber, Inc. Mr. Purcell currently serves on the Bioethics Committee of The Biotechnology Industry Organization.

John S. Schroeder, M.D.

        John S. Schroeder, M.D., 66, has served as a director of the Company since April 2003 and had previously served as a director from June 2002 to January 2003. Dr. Schroeder is a Professor of Medicine at the Stanford University School of Medicine, where he was an intern and resident from 1962 to 1967, a postdoctoral fellow from 1967 to 1969 and became Chief of the Cardiovascular Medicine Clinic at Stanford after an Assistant and Associate Professorship of Medicine there. Dr. Schroeder is nationally and internationally known for his research in heart transplantation, coronary artery spasm and coronary artery disease, with over twelve books and 270 scientific publications to his credit. Dr. Schroeder received his B.A. from the University of Michigan, Ann Arbor and his M.D. from the University of Michigan Medical School.

Directors Continuing in Office Until the 2005 Annual Meeting of Stockholders

Patrick G. Enright

        Patrick G. Enright, 41, has served as a director of the Company since March 1998 and has performed consulting services for the Company from December 2001 to June 2002. Since June 2002, Mr. Enright has been a general partner of Pequot Ventures, where he specializes in healthcare venture capital investments. From March 1998 to December 2001, Mr. Enright was a managing member of Diaz & Altschul Group, LLC, a principal investment group specializing in investments in biopharmaceutical and medical device companies. From March 1995 to February 1998, Mr. Enright served in various executive positions at the Company, including Senior Vice President, Corporate Development and Chief Financial Officer. From September 1993 to June 1994, Mr. Enright was Senior Vice President of Finance and Business Development for Boehringer Mannheim Therapeutics, a pharmaceutical company and a subsidiary of Corange Ltd. From September 1989 to September 1993, Mr. Enright was employed at PaineWebber Incorporated, an investment banking firm, where he became a Vice President in January 1992. Mr. Enright is also currently a director of NuGen Technologies, Inc., Codexis, Inc. and Raven Biotechnologies, Inc. Mr. Enright received his M.B.A. from the Wharton School of Business at the University of Pennsylvania and his B.S. in Biological Sciences from Stanford University.

Alan C. Mendelson

        Alan C. Mendelson, 55, has served as a director of the Company since February 2001 and as Secretary of the Company from March 2000 to July 2003. Mr. Mendelson is a senior partner of Latham & Watkins LLP, a private law firm, and has been with that firm since May 2000. Previously, Mr. Mendelson was with Cooley Godward LLP, a private law firm, for 27 years and served as the managing partner of its Palo Alto office from May 1990 to March 1995 and from November 1996 to October 1997. Mr. Mendelson served as Acting General Counsel of Cadence Design Systems, Inc., an electronic design automation software company, from November 1995 to June 1996. Mr. Mendelson previously served as Secretary and Acting General Counsel of Amgen, Inc., a biopharmaceutical company, from April 1990 to April 1991. Mr. Mendelson is a director of QLT, Inc. since April 2002. Mr. Mendelson received his J.D. from Harvard Law School and his A.B. in Political Science from the University of California, Berkeley.

Board Committees and Meetings

        The Board of Directors held fifteen meetings during the fiscal year ended June 30, 2003 and took action by written consent on six occasions. During the fiscal year, the Board had an Audit Committee and a Compensation Committee.

        The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee also meets with the Company's independent auditors to review the Company's quarterly financial results and to discuss the results of the independent auditors' quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted accounting procedures. The Audit Committee is composed of three non-employee directors: Messrs. Enright, McDade and Diaz. The Audit Committee met four times during the fiscal year ended June 30, 2003.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors: Messrs. McDade and Diaz. The Compensation Committee met one time during the last fiscal year.

        During the fiscal year ended June 30, 2003, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

Compensation of Directors

        Each non-employee director of the Company receives a quarterly retainer of $3,000 and a per meeting fee of $1,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

        Under the Company's 1998 Non-Employee Directors' Stock Option Plan as amended and restated in May 2003, on the date of the annual stockholders' meeting of each year, each non-employee director will automatically be granted, without further action by the Company, its stockholders or the Board of Directors, an option to purchase 2,600 shares of Common Stock. In addition, each new non-employee director will receive a one time grant to purchase 26,000 shares of Common Stock on the date of the annual stockholders' meeting at which such new director is elected to the Board of Directors. The exercise price of the options granted to the non-employee directors is 100% of the fair market value of the Common Stock on the date of the option grant.

        Mr. Enright, one of the Company's directors, performed consulting services for the Company from December 2001 through June 2002. Mr. Enright received options to purchase 3,333 shares of the Company's Common Stock as consideration for his consulting services.

Compensation Committee Interlocks and Insider Participation

        During the year ended June 30, 2003, none of the Company's executive officers served on the board of any entities whose directors or officers serve on the Company's Compensation Committee. No current or former executive officer or employee of the Company serves on the Compensation Committee.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE VALENTIS, INC.
AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

        Stockholders are being asked to approve an amendment to the Company's Amended and Restated 1997 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 950,000 shares, from 750,000 shares to 1,700,000 shares (the "Incentive Plan Amendment"). The Board of Directors of the Company approved the Incentive Plan Amendment on November 21, 2003, to be effective upon stockholder approval.

Incentive Plan History

        In July 1997, the Board of Directors adopted, and the stockholders subsequently approved, the Incentive Plan. In September 2000, the Board of Directors amended the Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 66,667 shares to 170,000 shares, and in December 2000, the stockholders of the Company approved the increase.

        In March 2002, the Board of Directors approved the amendment and restatement of the Incentive Plan to include certain limitations on repricing of options and other provisions required by the Company's agreement with the State of Wisconsin Investment Board, then one of the Company's largest stockholders.

        In April 2003, the Board of Directors approved an amendment to the Incentive Plan to increase the number of shares of Common Stock issuable thereunder by 580,000 shares to 750,000 shares and to increase the maximum number of shares of Common Stock that may be covered by options granted to any one person in any calendar year thereunder to 500,000 shares, and in May 2003, the stockholders of the Company approved the increase.

        As of the Record Date, awards (net of cancelled, repurchased or expired awards) covering an aggregate of 502,164 shares had been granted under the Incentive Plan, and 204,441 shares (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations, repurchases or expiration of awards) remained available for future grant under the Incentive Plan. The Board of Directors has approved the proposed amendment to the Incentive Plan increasing the number of shares authorized for issuance thereunder from 750,000 shares to 1,700,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board of Directors.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Incentive Plan Amendment.

Summary of the Terms of the Incentive Plan

        Below is a summary of the principal provisions of the Incentive Plan assuming approval of the above amendment, which summary is qualified in its entirety by reference to the full text of the Incentive Plan. The full text of the proposed amendment to the Incentive Plan is attached as Annex A to this proxy statement. The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Incentive Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

General

        The Incentive Plan provides for the grant or issuance of incentive stock options, nonstatutory stock options, restricted stock purchase awards and stock bonuses to employees, directors and consultants (collectively, "Stock Awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various Stock Awards included in the Incentive Plan.

Purpose

        The Incentive Plan provides a means by which selected employees, directors and consultants of the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees, directors or consultants to the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

        The Incentive Plan is administered by the Board of Directors of the Company. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board of Directors. In the discretion of the Board of Directors, a committee may consist solely of two or more members who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or solely of two or more members who are "outside directors" within the meaning of Section 162(m) of the Code. Currently, the compensation committee of the Board of Directors administers the Incentive Plan (the "Plan Administrator"). The Plan Administrator has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

Shares Subject to the Incentive Plan

        The Common Stock that may be sold pursuant to Stock Awards granted under the Incentive Plan shall not exceed, in the aggregate, 1,700,000 shares of the Company's Common Stock, assuming approval of this Proposal No. 2. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the Common Stock not purchased under such Stock Award will revert to and again become available for issuance under the Incentive Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards and stock bonuses may be granted only to employees, directors or consultants.

        No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the

Company unless the exercise price of such option is at least 110% of the fair market value of Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

        The Incentive Plan has a per-employee, per-calendar year period limitation on the number of shares of Common Stock that may be made subject to options equal to 500,000 shares of Common Stock. The purpose of this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options under the Incentive Plan. To date, the Company has not granted to any individual in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

Terms of Stock Awards

        The following is a description of the permissible terms of Stock Awards under the Incentive Plan. Individual Stock Award grants may be more restrictive.

        Term and Termination.    No option is exercisable after the expiration of 10 years from the date it was granted. In the event an optionholder's continuous service with Company is terminated, for any reason other than death or disability, the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise it at the time of termination), but only within the period ending on the earlier of (1) three months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement. In addition, with the consent of the optionholder, the Board of Directors at any time may extend the post-termination exercise period and provide for continued vesting.

        In the event an optionholder's continuous service with the Company terminates as a result of the optionholder's death or disability, the optionholder (or such optionholder's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (1) 12 months following such termination (or such longer or shorter period as specified in the option agreement) or (2) the expiration of the term of the option as set forth in the option agreement.

        An optionholder's option agreement may also provide that if the exercise of the option following the termination of the optionholder's continuous service with the Company would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (1) the expiration of the term of the option set forth in the option agreement, or (2) the 10th day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an optionholder's option agreement may also provide that if the exercise of the option following the termination of the optionholder's continuous service with the Company would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended, then the option shall terminate on the earlier of (1) the expiration of the term of the option as set forth in the immediately preceding paragraph, or (2) the expiration of a period of three months after the termination of the optionholder's continuous service with the Company during which the exercise of the option would not be in violation of such registration requirements.

        In the event a restricted stock recipient's continuous service with the Company terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the restricted stock purchase agreement between the Company and such person.

        Exercise/Purchase Price.    The exercise price of each stock option will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, and in some cases may be higher (see "Eligibility"), unless a lower exercise price is approved by the holders of a majority of the Company's Common Stock. At December 1, 2003, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $2.80 per share.

        The purchase price of restricted stock will not be less than 100% of the fair market value of the Company's Common Stock on the date such Stock Award is made, unless a lower exercise price is approved by the holders of a majority of the Company's Common Stock. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

        Consideration.    The exercise or purchase price of Common Stock acquired pursuant to a Stock Award may be paid, to the extent provided in the option agreement between the Company and the award holder, either in cash at the time of exercise or purchase, or (if determined by the Plan Administrator at the time of grant for an option) by deferred payment or in any other form of legal consideration that may be acceptable to the Plan Administrator. Additionally, in the case of an option, and in the discretion of the Board of Directors at the time of the grant, by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest.

        Transferability.    An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option shall be transferable only to the extent specifically provided for in the option agreement evidencing the nonstatutory stock option, provided that if the nonstatutory stock option agreement does not provide for transferability, then the option is not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A stock bonus or restricted stock purchase award shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A Stock Award holder may designate a beneficiary who may exercise his or her Stock Award after death.

        Vesting.    The total number of shares of Common Stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionholder may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

        Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be subject to a repurchase option in favor of the Company which lapses in accordance with a vesting schedule determined by the Plan Administrator.

No Repricing

        The Incentive Plan does not permit the reduction of the exercise price of Stock Awards granted under the Incentive Plan, and no award may be granted in exchange for, or in connection with, the cancellation or surrender of an award having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock

        If any change is made in the Common Stock subject to the Incentive Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Incentive Plan and Stock Awards outstanding thereunder, the maximum annual Stock Award applicable under the Incentive Plan and the class, number of shares and price per share of Common Stock subject to outstanding Stock Awards will be appropriately adjusted.

        Upon a change in control of the Company, the vesting of options held by executive officers will accelerate by the greater of 12 months or the number of months of the executive officer's employment with the Company, unless the Plan Administrator finds that it is in the best interest of the Company's stockholders and the optionees to provide otherwise. If such a finding is made, the options shall either remain outstanding or be assumed by the acquiror (with the optionee being entitled to receive the same consideration as was received by the Company's stockholders in the change of control transaction) or the Plan Administrator and/or the acquirer shall adopt a replacement benefit which shall (at a minimum) provide value to the executive officer on the vesting dates of the non-accelerated options substantially equal to the value the executive officer would have received if the shares had participated in all steps of the transaction. With respect to any other Stock Awards granted under the Incentive Plan (other than options held by executive officers, which are treated as described above), upon a change in control any such Stock Awards shall remain outstanding, be assumed by the acquirer or be substituted with similar Stock Awards. In the event the acquiror refuses to assume, substitute or continue any Stock Awards, then such Stock Awards shall be terminated if not exercised prior to the change in control.

        For purposes of the Incentive Plan, a "change in control" means: any consolidation or merger of the Company with or into any other entity or person, or any other corporate reorganization, in which the Company is not the continuing or surviving entity, or any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred, or any sale, lease, license or other disposition of all or substantially all of the assets of the Company.

Amendment, Termination or Suspension of the Incentive Plan

        The Plan Administrator may amend, suspend or terminate the Incentive Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would amend the minimum exercise and/or purchase price provisions of the Incentive Plan or amend the prohibition on repricings. The Plan Administrator may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

        Unless sooner terminated, the Incentive Plan shall terminate in March 2012. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to the Company and participants in the Incentive Plan with respect to the grant and exercise of Stock Awards under the Incentive Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a Stock Award holder in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all participants to consult their own tax advisor as to the specific tax consequences of participating in the Incentive Plan.

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option is an alternative minimum tax adjustment item and may increase the optionholder's alternative minimum tax liability, if any.

        If an optionholder holds Common Stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such Common Stock will be capital gain or loss. Generally, if the optionholder disposes of the Common Stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionholder will realize taxable ordinary income equal to the lesser of (a) the excess of the Common Stock's fair market value on the date of exercise over the exercise price, or (b) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the Common Stock was held. Long-term capital gains (i.e., gains on capital assets held for more than one year) currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionholders who acquire Common Stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the Common Stock's fair market value on the date of exercise over the option exercise price. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to optionholders who acquire Common Stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Restricted Stock Awards; Stock Bonuses.    Restricted stock awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

        For federal income tax purposes, if an individual is granted a restricted stock award or a stock bonus, the recipient generally will recognize taxable ordinary income equal to the excess of the Common Stock's fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Stock Awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (2) the per-employee limitation is approved by the stockholders; (3) the award is granted by a compensation committee comprised solely of "outside directors"; and (4) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

        Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (1) the award is granted by a compensation committee comprised solely of "outside directors"; (2) the award is earned (typically through vesting) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (3) the compensation committee certifies in writing prior to the earning of the awards that the performance goal has been satisfied; and (4) prior to the earning of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

        The Incentive Plan has been designed to permit the compensation committee to grant stock options, which will qualify as "performance-based compensation." Restricted stock awards and stock bonuses granted under the Incentive Plan would not qualify as "performance-based compensation."

Vote Required and Recommendation for Proposal No. 2

        Stockholders are requested in this Proposal No. 2 to approve the proposed Incentive Plan Amendment. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Incentive Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 2

PROPOSAL NO. 3

APPROVAL OF AMENDMENT OF THE VALENTIS, INC.
AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        Stockholders are being asked to approve an amendment of the Company's Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 150,000 shares (the "Directors' Plan Amendment"). The Board of Directors of the Company approved the Directors' Plan Amendment on November 21, 2003, to be effective upon stockholder approval.

Directors' Plan History

        In September 1998, the Board of Directors adopted, and the stockholders subsequently approved, the Directors' Plan. Originally, 6,667 shares of Common Stock were reserved for issuance under the Directors' Plan. In September 2000, the Board of Directors amended the Directors' Plan to increase the number of shares of Common Stock issuable thereunder by 6,667 shares to 13,334 shares, and in December 2000, the stockholders of the Company approved the increase.

        In March 2002, the Board of Directors approved the amendment and restatement of the Directors' Plan to include certain limitations on repricing of options and other provisions required by the Company's agreement with the State of Wisconsin Investment Board, then one of the Company's largest stockholders.

        In April 2003, the Board of Directors approved the amendment and restatement of the Directors' Plan to increase the number of shares authorized for issuance thereunder from 13,334 shares to 225,000 shares and to make certain changes to the non-discretionary grants made thereunder, including (1) an increase in the number of shares subject to Initial Grants made thereunder from 833 shares to 26,000 shares, (2) an increase in the number of shares subject to Annual Grants made thereunder from 333 shares to 2,600 shares, (3) an amendment to the terms of the Annual Grants made thereunder to provide that only Non-Employee Directors who have served on the Board of Directors for at least six months shall be eligible to receive Annual Grants and (4) an amendment to the vesting provisions of the Annual Grants made thereunder to provide for monthly vesting over four years from the date of grant. The amendment also authorized the issuance of a one-time catch-up grant (a "Catch-Up Grant") of an option to purchase 26,000 shares of Common Stock (with 25% of the shares subject to Catch-Up Grants vesting on the date of grant and 1/48th of the shares vesting each month after the one-year anniversary of the date of grant) to be made thereunder to each Non-Employee Director, such Catch-Up Grants were made in lieu of the Initial Grants and Annual Grants, as applicable, that the Non-Employee Directors otherwise would have received following the annual meeting of stockholders held on January 23, 2003 pursuant to the Directors' Plan. In May 2003, the stockholders of the Company approved the amendment and restatement.

        As of the Record Date, options (net of cancelled, repurchased or expired options) covering an aggregate of 167,325 shares had been granted under the Directors' Plan and 57,675 shares (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations, repurchases or expiration of options) remained available for future grant under the Directors' Plan. The Board of Directors has approved the proposed Directors' Plan Amendment, which increases the number of shares authorized for issuance thereunder from 225,000 shares to 375,000 shares. The proposed Directors' Plan Amendment is intended to enable the Company to continue to provide its Non-Employee Directors with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board of Directors.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Directors' Plan Amendment and Restatement of the Directors' Plan.

Summary of the Terms of the Directors' Plan

        Below is a summary of the principal provisions of the Directors' Plan assuming approval of the Directors' Plan Amendment, which summary is qualified in its entirety by reference to the full text of the proposed Directors' Plan Amendment. The full text of the proposed Directors' Plan Amendment is attached as Annex B to this proxy statement. The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Directors' Plan as currently in effect. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

General

        The purpose of the Directors' Plan is to attract and retain the services of persons capable of serving as Non-Employee Directors on the Board of Directors and to provide incentives for such persons to exert maximum efforts to promote the success of the Company. Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Administration

        The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

Grants Under the Directors' Plan

        Without any further action by the Board of Directors of the Company, each eligible Non-Employee Director is automatically granted a one-time Initial Grant to purchase 26,000 shares of our Common Stock. In addition, each eligible Non-Employee Director who has served on the Board of Directors for at least 6 months is automatically granted an Annual Grant to purchase 2,600 shares of our Common Stock each year on the day following the Company's Annual Meeting of Stockholders.

Shares Subject to the Directors' Plan

        The Common Stock that may be sold pursuant to options granted under the Directors' Plan shall not exceed, in the aggregate, 375,000 shares of the Company's Common Stock, assuming approval of this Proposal No. 3. If any option expires or terminates, in whole or in part, without having been exercised in full, the Common Stock not purchased under such option will revert to and again become available for issuance under the Directors' Plan. The Common Stock subject to the Directors' Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Eligibility

        The Directors' Plan provides that nonstatutory options may be granted only to Non-Employee Directors of the Company. As of the Record Date, six of the Company's directors are eligible to participate in the Directors' Plan.

Terms of Options

        Each option under the Directors' Plan is subject to the following terms and conditions:

        Term and Termination.    No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted. An optionholder whose service relationship with the Company or any affiliate (whether as a Non-Employee Director of the Company or subsequently as an employee, director or consultant of either the Company or an affiliate) ceases for any reason may exercise vested options for the term provided in the option agreement (12 months generally, 18 months in the event of death).

        Exercise Price.    The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date of grant, unless a lower exercise price is approved by a majority of the Company's stockholders.

        Consideration.    The exercise price of options granted under the Directors' Plan may be paid, to the extent provided in the option agreement between the Company and the optionholder, in any combination of the following: (1) by cash or check; (2) by delivery of other Common Stock of the Company; (3) by deferred payment; or (4) in any other form of legal consideration that may be acceptable to the Board of Directors and provided in the option agreement. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at no less than a market rate of interest that is sufficient to avoid the imputation of interest. At December 1, 2003, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $2.80 per share.

        Transferability.    Under the Directors' Plan, an option may not be transferred by the optionholder, except by will or by the laws of descent and distribution. During the lifetime of an optionholder, an option may be exercised only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the Option.

        Vesting.    Initial Grants to new Non-Employee Directors under the Directors' Plan shall vest as to 25% of the shares on the first anniversary of the date of grant and in equal monthly installments over the next 36 months for a total vesting period of four years. Annual Grants to continuing Non-Employee Directors shall vest in equal monthly installments over a period of four years from the date of grant, and Catch-Up Grants to Non-Employee Directors shall vest as to 1/4th of the shares on the date of grant and 1/48th of the shares each month after the one-year anniversary of the date of grant. Such vesting is conditioned upon continued service as a director, employee or consultant of the Company.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

No Repricing

        The Directors' Plan does not permit the reduction of the exercise price of awards granted under the Directors' Plan, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock

        If any change is made in the Common Stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Directors' Plan and options outstanding thereunder and the class, number of shares and price per share of stock subject to such outstanding options will be appropriately adjusted.

        The Directors' Plan provides that, in the event of (1) a consolidation or merger of the Company with or into any other entity or person; (2) any other corporate reorganization in which the Company is not the continuing or surviving entity; (3) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; or (4) any sale, lease license or other disposition of all or substantially all of the assets of the Company, then any surviving corporation or acquiring corporation shall assume any options outstanding under the Directors Plan or substitute similar options for any options outstanding. If any surviving or acquiring corporation refuses to assume such options or substitute similar options, then the vesting of such options outstanding under the Directors' Plan shall be accelerated in full and the options terminated if not exercised at or prior to such event.

Amendment, Termination or Suspension of the Directors' Plan

        The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time. No amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the Directors' Plan to satisfy the requirements of Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement, or where such amendment would increase the number of shares reserved for options under the Directors' Plan, amend the minimum exercise price provisions of the Directors' Plan or amend the prohibition on repricings. The Board of Directors may in its sole discretion submit any other amendment to the Directors' Plan for stockholder approval.

        No options may be granted under the Directors' Plan while the Directors' Plan is suspended or after it is terminated.

Federal Income Tax Information

        The following is a general summary under current law of the material federal income tax consequences to the Company and participants in the Directors' Plan with respect to the grant and exercise of options under the Directors' Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to an optionee in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

        We advise all optionees to consult their own tax advisor as to the specific tax consequences of participating in the Directors' Plan.

        Options granted under the Directors' Plan are nonstatutory options. Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, the Company will be entitled (subject to the requirement of reasonableness) to a business expense deduction equal to the taxable ordinary income realized by the optionholder. Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year.

New Plan Benefits

Amended and Restated 1998 Non-Employee Directors' Stock Option Plan(1)

Name and Position	Dollar Value ($)(2)	Number of Units
All Non-Executive Directors as a Group	0	(1)

(1)
Only Non-Employee Directors of the Company are eligible to participate in the Directors' Plan; no officers or employees of the Company are eligible to participate. Pursuant to the terms of the Directors' Plan, each Non-Employee Director, other than a Non-Employee Director who currently serves on the Board of Directors, automatically shall be granted, upon his or her initial election or appointment as a Non-Employee Director, an Initial Grant to purchase 26,000 shares of Common Stock; and (2) each person who is serving as a Non-Employee Director on the day following each annual meeting of stockholders commencing with the annual meeting of stockholders for the fiscal year ended June 30, 2003 and has served on the Board of Directors for at least six months automatically shall be granted an Annual Grant to purchase 2,600 shares of Common Stock. The Initial Grants and Annual Grants are subject to the vesting provisions described above (See "Terms of Options"). Currently the Company has six Non-Employee Directors.

(2)
Represents the difference between the exercise price of the options and the fair market value of the Common Stock subject to such options on the date of grant. The exercise price of options granted under the Directors' Plan will be equal to 100% of the fair market value of the Common Stock subject to such options on the date of grant, unless a lower exercise price is approved by a majority of the Company's stockholders.

Vote Required and Recommendation for Proposal No. 3

        Stockholders are requested in this Proposal No. 3 to approve the Directors' Plan Amendment. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Directors' Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 3

PROPOSAL NO. 4

APPROVAL OF THE PRIVATE PLACEMENT

        Stockholders are being asked to approve the sale and issuance, in a private placement to certain investors, of up to 4,878,049 shares of our Common Stock at a purchase price of $2.05 per share and Warrants to purchase up to an additional 1,951,220 shares of our Common Stock at an exercise price of $3.00 per share (the "Private Placement"). As more fully described below, we have received commitments from certain investors to purchase 2,992,732 such shares and Warrants to purchase 1,197,093 shares of Common Stock and seek to obtain additional commitments to purchase 1,885,317 shares and 754,127 Warrants to purchase Common Stock.

Overview

        During fiscal 2003, our management and Board of Directors recognized the need to obtain additional financing in order to continue funding current operations, including research and development of new products. We entered into discussions with several investment banking firms, one of which presented its assessment of several strategic alternatives to our Board of Directors. These alternatives included, among other possibilities, a private placement, a public offering or a sale of the company. We began to explore each of these alternatives. In light of market conditions, our Board of Directors determined that it would not be feasible to raise additional capital through a public offering. Instead, we evaluated the likelihood of and focused our efforts on a private placement to selected investors or a sale of the company. Our Board of Directors conducted a comparison of the financial terms of these two types of transactions involving comparable public companies. After extensive discussion of the general terms and conditions of each such transaction, a review of the other strategic alternatives, and the receipt of advice from our financial advisors, our Board of Directors authorized us to pursue a private placement financing.

        On November 21, 2003, our Board of Directors met together with representatives of our management and legal counsel to consider the Private Placement described below. After extensive discussion of the terms and conditions and a review of the absence of alternative strategic prospects, our Board of Directors approved the material terms of the Private Placement as proposed by SF Capital Partners, the lead investor in the Private Placement. The Board further authorized management to negotiate and finalize definitive agreements with the proposed investors in respect of the Private Placement consistent with these terms. Two directors were unable to participate in this meeting. On November 26, 2003, our Board of Directors approved the final terms of and the forms of the definitive agreements for the Private Placement. Due to their proposed indirect participation in the Private Placement, as more fully described below, Mr. Dennis Purcell and Mr. Reinaldo Diaz abstained from voting on the approval of the Private Placement.

        We have entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain investors, pursuant to which we will sell to such investors, subject to approval of our stockholders, (i) 2,992,732 shares of our Common Stock, par value $0.001 per share, at a per share purchase price of $2.05 and (ii) five-year warrants (the "Warrants") exercisable, with certain restrictions on total beneficial ownership, for an aggregate of 1,197,093 shares of Common Stock at an exercise price of $3.00 per share.

        On December 2, 2003 (the "Definitive Agreement Date"), each of SF Capital Partners, Ltd., Perseus-Soros BioPharmaceutical Fund, L.P., Leonardo Capital Fund, xMark Fund, Ltd., xMark Fund, LP, Ronda Enterprises Corp., certain entities affiliated with Diaz & Altschul Capital Management, Off Sands Point, Ltd., Sands Point Partners, LP, Bluegrass Growth Fund LP and The Timken Living Trust U/A/D 9/14/99 (collectively referred to herein as the "Initial Investors") entered into the Purchase Agreement with us, subject to the satisfaction of certain conditions, including stockholder approval.

        We are seeking stockholder approval for the sale of the Common Stock and Warrants to the Initial Investors as well as sales of Common Stock and Warrants to additional investors for total aggregate consideration of $10.0 million, as more fully described below.

        The Initial Investors have agreed to purchase Common Stock and Warrants representing aggregate gross proceeds to the Company of $6.14 million in the following amounts:

SF Capital Partners, Ltd.	$1,750,000
Perseus-Soros BioPharmaceutical Fund, L.P.	$1,000,000
Leonardo Capital Fund	$1,000,000
xMark Fund Ltd.	$643,393
xMark Fund, L.P.	$381,608
Ronda Enterprises Corp.	$410,000
Entities affiliated with Diaz & Altschul Capital Management	$250,000
Bluegrass Growth Fund LP	$250,000
The Timken Living Trust U/A/D 9/14/99	$200,000
Sands Point Partners, L.P.	$137,350
Off Sands Point, Ltd.	$112,750

        In addition to those amounts, we are seeking stockholder approval to add other qualified investors (the "Subsequent Investors" and together with the Initial Investors, the "Investors"), as parties to the Purchase Agreement, and to issue to such Subsequent Investors up to 1,885,317 additional shares of Common Stock and Warrants to purchase up to 754,127 additional shares for aggregate gross proceeds to the Company of up to an additional $3.86 million (in addition to the Initial Investors $6.14 million for a total $10.0 million), as our Board of Directors may deem in the best interests of the Company and its stockholders. Under the terms of the Purchase Agreement, the sale of Common Stock and Warrants to the Subsequent Investors must be approved by 2/3 of the outstanding shares purchased in the Private Placement by the Initial Investors.

AS OF THE DATE OF THIS PROXY STATEMENT, THE COMPANY HAS IDENTIFIED AND IS CURRENTLY IN DISCUSSIONS WITH CERTAIN SUBSEQUENT INVESTORS. THIS PROXY STATEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY IN THE PRIVATE PLACEMENT OR OTHERWISE.

        As proposed, sales to the Subsequent Investors shall be made under the Purchase Agreement and contain the same terms and conditions which apply to the Initial Investors, including the purchase price of $2.05 per share. The Warrants issued to the Subsequent Investors shall contain the same terms and conditions as the Warrants issued to the Initial Investors. All Subsequent Investors shall become parties to the Purchase Agreement.

Reasons for the Proposed Private Placement

        The primary use of proceeds from the Private Placement is to complete the ongoing Phase II clinical trials of our lead product, DELTAVASC™, as well as for other general corporate purposes and working capital. The net proceeds from the proposed Private Placement will enhance our liquidity, strengthen our balance sheet and, we believe, finance operations through the 2004 calendar year.

        We believe that if the stockholders do not authorize the Private Placement, our current cash position will not be sufficient to fund current operations beyond March 31, 2004, and it may be difficult to obtain alternative sources of financing on a timely basis or at all. Even if we are able to timely obtain an alternative source of financing, there can be no assurance that the terms will be as favorable as the terms of the Private Placement, or acceptable at all.

Reasons for Stockholder Approval

        Our Common Stock is currently listed on the Nasdaq SmallCap Market. We are seeking stockholder approval of the Private Placement in order to ensure compliance with Rule 4350 of the Nasdaq Marketplace Rules ("Nasdaq Rule 4350").

        Under Nasdaq Rule 4350, we are required to obtain stockholder approval for a transaction involving the sale or issuance of shares of Common Stock (or securities convertible into or exercisable for Common Stock) at a price below the book value or market value, where the amount of stock being issued is equal to 20% or more of our Common Stock outstanding prior to such issuance or represents 20% or more of the voting power outstanding before such issuance. Under the terms of the Private Placement, up to 4,878,049 shares of our Common Stock will be issued to the Investors at a price of $2.05 per share. On December 1, 2003, the closing sale price of our Common Stock on the Nasdaq SmallCap Market was $2.80. Thus, the Private Placement will result in the issuance of more than 20% of our outstanding Common Stock at a price below the market value. Accordingly, we are seeking stockholder approval to ensure compliance with this aspect of the Nasdaq Rule 4350.

        In addition, Nasdaq Rule 4350 requires stockholder approval in connection with the issuance of securities that could result in a change of control of an issuer. While the rule currently does not specifically define when a change in control of an issuer may be deemed to occur, Nasdaq suggests in its proposed rules that a change of control would occur, subject to certain limited exceptions, if after a transaction, a person or an entity will hold 20% or greater of the issuer's then outstanding capital stock. For the purposes of calculating the holding of such person or entity, Nasdaq would take into account, in addition to all of the shares of capital stock received by such person or entity in the transaction, all of the shares held by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities and exercise of any options or warrants held by such person or entity. As more specifically set forth below, certain Investors who have agreed to participate in the Private Placement, will acquire beneficial ownership, as calculated under Nasdaq Rule 4350, of securities representing significantly greater than 20% of our outstanding capital stock. Accordingly, we are seeking stockholder approval to ensure compliance with this aspect of the Nasdaq Rule 4350.

        Finally, Nasdaq Rule 4350 also requires stockholder approval in connection with arrangements pursuant to which securities may be acquired by officers or directors of the issuer at a price below book or market value. Because Dennis J. Purcell, a current director of the Company, has a beneficial interest in Perseus-Soros BioPharmaceutical Fund, L.P. (as described above) and Reinaldo M. Diaz, a current director of the Company, has a beneficial interest in Diaz & Altschul Capital Management (as described above), we are seeking stockholder approval to ensure compliance with this aspect of Nasdaq Rule 4350 and allow for Mr. Purcell's and Mr. Diaz's indirect participation in the Private Placement through Perseus-Soros BioPharmaceutical Fund, L.P. and Diaz & Altschul Capital Management, respectively.

No Dissenters' Rights

        Under applicable Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights with respect to the approval of the Private Placement.

Summary of Terms of the Private Placement

        The following is a summary of the terms of the Private Placement and the provisions of the transaction documents. The Private Placement of our Common Stock and Warrants to purchase our Common Stock is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and we expect to rely upon Section 4(2) of the Securities Act and Regulation D promulgated thereunder for an exemption from registration.

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH CERTAIN INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE FORM OF SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT AND WARRANT WHICH ARE ATTACHED HERETO.

Securities Purchase Agreement

        The following summary of the provisions of the Purchase Agreement is qualified in its entirety by the form of Purchase Agreement attached hereto as Annex C and incorporated by reference herein.

        Pursuant to the Purchase Agreement entered into with the Initial Investors, we agreed to sell to the Initial Investors, subject to the approval of our stockholders, (i) 2,992,732 shares of our Common Stock at a purchase price equal to $2.05 per share and (ii) Warrants exercisable, with certain restrictions on total beneficial ownership, for an aggregate of 1,197,093 shares of Common Stock at an exercise price equal to $3.00 per share.

        The Purchase Agreement is structured to permit us to add Subsequent Investors to the Purchase Agreement only with the approval of purchasers of at least 2/3 of the shares to be purchased by the Initial Investors. The Purchase Agreement allows us to offer shares of Common Stock and Warrants in the Private Placement to Subsequent Investors for aggregate gross proceeds to the Company of up to an additional $3.86 million (in addition to the Initial Investors $6.14 million for a total $10.0 million), as our Board of Directors may deem in the best interests of the Company and its stockholders, and subject to the approval of the Initial Investors.

        The sales to the Subsequent Investors shall be under the Purchase Agreement and contain the same terms and conditions which apply to the Initial Investors, including the purchase price of $2.05 per share, and any Subsequent Investors shall be added as parties to the Purchase Agreement. The Warrants issued to the Subsequent Investors shall contain substantially similar terms and conditions as the Warrants issued to the Initial Investors.

        Subject to stockholder approval, the closing of the Private Placement ("Closing") shall occur on the first business day following satisfaction of all closing conditions or at another time agreed to by the parties to the Purchase Agreement. The aggregate purchase price to be paid by the Investors to the Company for the securities at the Closing shall not exceed $10.0 million. We have hired Wells Fargo Securities LLC ("WFS") to act as our exclusive placement agent for the Private Placement. We have agreed to pay WFS a $400,000 cash fee at the Closing, regardless of the size of the Private Placement.

Antidilution Provision

        In the event that we issue additional shares of our Common Stock within one year of the Closing in certain non-exempt transactions for a price less than the average of the closing bid prices per share of our Common Stock on the Nasdaq SmallCap Market during the 5 trading days immediately preceding such issuance (the "Threshold Price"), then we will be obligated to issue additional shares to the Investors at no cost to the Investors. The number of additional shares which would be issuable to each Investor under this provision would be equal to the difference between the purchase price of $2.05 per share and the Threshold Price multiplied by the number of shares the Investor has purchased at the Closing.

Representations and Warranties

        The Purchase Agreements contain representations and warranties relating to our organization and qualification, authorization and enforceability of the Purchase Agreement, financial statements, regulatory compliance and other matters customary for transactions of this kind.

Closing Conditions

        Unless waived by an Investor, each Investor's obligation to purchase the securities issued in connection with the Private Placement is conditioned upon:

  •
  our promptly conducting a meeting of our stockholders for the purpose of securing the required stockholder approval of the Private Placement,

  •
  the absence of any material adverse change on our financial position, business, assets, liabilities or operations (other than a change in the market price of our Common Stock), and

  •
  other matters customary in transactions of this kind.

Registration Rights Agreement

        The following description of the Registration Rights Agreement is qualified in its entirety by the form of Registration Rights Agreement, attached hereto as Annex D. Pursuant to the Registration Rights Agreement, we agreed to file with the SEC, at our expense, within 45 days after the Closing, a registration statement related to the Common Stock issued to the Investors or issuable upon the exercise of the Warrants. We agreed to have such registration statement declared effective by the SEC within 105 days after the Closing. The registration rights include other customary terms, including without limitation those related to registration expenses, indemnification and other similar provisions.

        In the event that the registration statement is not (i) filed within 45 days after the Closing or (ii) declared effective within 105 days after the Closing, then we must pay in cash to each Investor 1.0% of the Investor's aggregate purchase price for the first month thereafter, as well as an additional 1.5% of the Investor's aggregate purchase price per month (on a pro-rated basis), beyond the first month, during which we have not complied with the foregoing.

        In addition, in the event we must suspend use of the registration statement for greater than 20 consecutive days or a total of 40 days in the aggregate during the time we are required to keep the registration statement effect under the Registration Rights Agreement, then we must pay to each Investor in cash 1.0% of the Investor's aggregate purchase price for the first month, as well as an additional 1.5% of the Investor's aggregate purchase price for each additional month thereafter, while the use of the Registration Statement has been suspended. We currently expect to be required to maintain availability of the registration statement for at least two years following the Closing. In addition, if we issue any additional shares under the antidilution provisions of the Purchase Agreement or the Warrants, we would be required to register those shares as well.

Amendments

        The Purchase Agreement and the Registration Rights Agreement may be modified or amended only pursuant to a written instrument signed by both the Company and Investors purchasing at least 85% of the shares subject to the Purchase Agreement or holding at least 85% of the shares registrable under the Registration Rights Agreements, respectively.

Warrants

        The following description of the rights and preferences of the Warrants is qualified in its entirety by the form of Warrant attached hereto as Annex E and incorporated herein. The Warrants to be issued to the Initial Investors are exercisable for up to 40% of the number of shares of Common Stock purchased by such Investor, at an exercise price equal to $3.00 per share. The Warrants issued to Subsequent Investors shall contain substantially the same terms and conditions as the Warrants issued to the Initial Investors.

        Each Warrant has a term of five years, is fully exercisable from the date of issuance, and includes cashless net exercise provisions. Notwithstanding the forgoing, the Warrants may not be exercised, or net exercised on a cashless basis, if such action would result in the holder (together with its affiliates) beneficially owning more than 4.99% of the Company's Common Stock for purposes of Section 13(d) of the Exchange Act, unless the holder of the Warrant waives such restriction, in which case the restriction is lifted the 61st day after the waiver. Further, the Warrants may not be exercised, or net exercised on a cashless basis, if such action would result in the holder (together with its affiliates) beneficially owning more than 9.99% of the Company's Common Stock for purposes of Section 13(d) of the Exchange Act, and this restriction cannot be waived by the Investor. Notwithstanding the foregoing, each Investor may elect, at the time of the initial issuance of the Warrants, to omit these exercise limitations. The forgoing restrictions do not apply to mergers or other business combinations or reclassifications.

        In the event that the volume-weighted market price of our Common Stock exceeds $5.00 for thirty consecutive trading days, we may require exercise, subject to the exercise limitations described above, of all then outstanding Warrants.

        If certain changes occur to our capitalization, such as a stock split or stock dividend of the Common Stock, then the exercise price and number of shares issuable upon exercise of the Warrants will be adjusted appropriately. In the event that we issue additional shares of our Common Stock within one year of the issuance of the Warrants in certain non-exempt transactions for a price less than the average of the closing bid prices per share of our Common Stock on the Nasdaq SmallCap Market during the 5 trading days immediately preceding such issuance, then the exercise price of the Warrants will be adjusted downward based on a weighted average formula provided in the Warrants. In the event of any consolidation, merger or reorganization involving the Company (in any such case, a "Fundamental Transaction"), the Warrants may be exercised and redeemed as if they had been exercised prior to the Fundamental Transaction.

Impact of the Private Placement on Existing Stockholders—Advantages and Disadvantages

        Advantages.    Before voting, each stockholder should consider the fact that the Private Placement will provide additional financing, which will be critically important to our efforts to continue operations. You should consider the fact that our current capital resources are very limited. We believe that our existing capital resources, together with expected revenue, will be sufficient to support our current operating plan and spending only through March 31, 2004. We will require additional financing to fund our operations beyond that date. Thus, if we do not consummate the financing contemplated by the Private Placement, we would be forced to immediately consider other financing or strategic options. An alternative financing is unlikely to be available on a timely basis, or on acceptable terms, or at all.

        Disadvantages.    The Private Placement will have a highly dilutive effect on our current stockholders; current Valentis stockholders' aggregate percentage ownership of the company will decline significantly as a result of the Private Placement. The number of shares issued pursuant to the Private Placement will increase substantially the number of shares of Common Stock currently outstanding. This means that our current stockholders will own a much smaller interest in Valentis as a result of the Private Placement. For purposes of example only, a stockholder who owned approximately 5.0% of our outstanding stock as of November 21, 2003, would own approximately 2.71% of the shares outstanding immediately after the Private Placement, assuming the maximum investment of $10.0 million and the issuance of 4,878,049 shares of Common Stock to the Investors, and would own 2.29% of the shares outstanding immediately after the Private Placement, assuming full exercise of the Warrants to purchase 1,951,220 shares of Common Stock.

        Giving effect to the Common Stock ownership of the Investors before the Private Placement, the Private Placement could result in Investors controlling at least 57% of the voting power of our capital stock immediately upon the Closing of the Private Placement, assuming the maximum investment of $10.0 million and full exercise of the Warrants. The Investors could control at least 70% of the voting power of our capital stock assuming investment of $6.14 million and full exercise of the related Warrants. Thus, following the Closing, the Investors would hold the requisite percentage of our outstanding shares so as to permit them, if they chose to act in concert, to take actions requiring stockholder approval, including the election of directors, without obtaining the approval of our other stockholders.

        As a result of Perseus-Soros BioPharmaceutical Fund, L.P.'s initial investment in the Private Placement, Perseus-Soros BioPharmaceutical Fund could immediately following the Closing beneficially own 16.7% and 21.1% of our Common Stock assuming a total investment by all Investors of $10.0 million and $6.14 million, respectively, full exercise of the Warrants and no subsequent investment by Perseus-Soros BioPharmaceutical Fund. As a result of Diaz & Altschul Capital Management's initial investment in the Private Placement, Diaz & Altschul Capital Management could immediately following the Closing beneficially own 12.9% and 16.3% of our Common Stock assuming a total investment by all Investors of $10.0 million and $6.14 million, respectively, full exercise of the Warrants and no subsequent investment by Diaz & Altschul Capital Management. As a result of SF Capital Partners' initial investment in the Private Placement, SF Capital Partners could immediately following the Closing beneficially own 9.5% and 12.0% of our Common Stock assuming a total investment by all Investors of $10.0 million and $6.14 million, respectively, full exercise of the Warrants and no subsequent investment by SF Capital Partners.

        All shares of Common Stock issued in the Private Placement and issuable upon the exercise of the Warrants will be entitled to registration rights. Consequently, if these shares are registered, the shares may be freely transferable without restriction under the Securities Act absent other securities law restrictions. Such free transferability could materially and adversely affect the market price of our Common Stock if a sufficient number of such shares are sold into the market. In addition, even if the shares of Common Stock are not registered, the Investors may be eligible to sell some of the Common Stock pursuant to Rule 144 of the Securities Act.

        Although we currently expect our Common Stock to continue to be quoted on a securities exchange, we may differ in important respects from a typical publicly owned corporation in that our activities could potentially be controlled by a few Investors.

Post Closing Capitalization

        Before the Private Placement, there were 5,777,210 shares of our Common Stock outstanding. Assuming (i) the Investors purchase all 4,878,049 shares of Common Stock offered at a price of $2.05 per share in exchange for aggregate gross proceeds to the Company of $10.0 million, and (ii) assuming full exercise of the Warrants to be issued in the Private Placement for 1,951,220 shares (equal to 40% of the number of shares of Common Stock purchased by the Investors), the approximate number of shares of our Common Stock outstanding as a result of the Closing of the Private Placement would be 12,606,478 shares. Note that there are significant limitations on the exerciseability of the Warrants based on the total beneficial ownership of our Common Stock of the holder and its affiliates more specifically described above.

Interests of Certain Investors in the Private Placement

        SF Capital Partners, Ltd. is the lead investor in this private placement and has agreed to invest $1,750,000 in the Private Placement. As a result of this investment, following the Closing, SF Capital Partners could be deemed to beneficially own 9.5% and 12.0% of our Common Stock assuming a total investment by all Investors of $10.0 million and $6.14 million, respectively, full exercise of the Warrants and no subsequent investment by SF Capital Partners.

        Dennis J. Purcell, a member of our Board of Directors, is the Senior Managing Partner of Perseus-Soros BioPharmaceutical Fund. Mr. Purcell is deemed to beneficially own approximately 24.6% of our Common Stock outstanding as of November 21, 2003, which includes Common Stock held by Perseus-Soros BioPharmaceutical Fund, as disclosed further in the section entitled "Security Ownership of Certain Beneficial Owners and Management". Perseus-Soros BioPharmaceutical Fund, L.P. is one of the Initial Investors and has agreed to invest $1,000,000 in the Private Placement. Following the Closing, Mr. Purcell and/or Perseus-Soros BioPharmaceutical Fund could be deemed to beneficially own 16.7% and 21.2% of our Common Stock assuming a total investment by all Investors of $10.0 million and $6.11 million, respectively, full exercise of the Warrants and no subsequent investment by Perseus-Soros BioPharmaceutical Fund.

        Reinaldo M. Diaz, a member of our Board of Directors, is the Chief Investment Officer of Diaz & Altschul Capital Management. Mr. Diaz is deemed to beneficially own approximately 25.1% of our Common Stock outstanding as of October 15, 2003, which includes Common Stock held by Diaz & Altschul Capital Management, as disclosed further in the section entitled "Security Ownership of Certain Beneficial Owners and Management". Diaz & Altschul Capital Management is one of the Initial Investors and has agreed to invest $250,000 in the Private Placement. Following the Closing, Mr. Diaz and/or Diaz & Altschul Capital Management could be deemed to beneficially own 12.9% and 16.3% of our Common Stock assuming a total investment by all Investors of $10.0 million and $6.14 million, respectively, full exercise of the Warrants and no subsequent investment by Diaz & Altschul Capital Management.

        Messrs. Purcell and Diaz abstained from voting on the approval of the Private Placement.

Vote Required and Recommendation for Proposal No. 4

        Stockholders are requested in this Proposal No. 4 to approve the proposed Private Placement. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy entitled to vote at the meeting will be required to approve the proposed Private Placement.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 4

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2004 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, in person or via conference telephone, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

        Audit Fees:    The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $241,887.

        All Other Fees:    The aggregate fees billed for services rendered by the Company's principal accountants, other than those described above, for the fiscal year ended June 30, 2003 were $93,948, consisting entirely of non-audited related fees.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL NO. 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 15, 2003 by: (i) each director and nominee for director; (ii) each of the executives officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Unless indicated otherwise below, the address of each officer or director listed below is c/o Valentis, Inc., 863A Mitten Road, Burlingame, California 94010.

BENEFICIAL OWNERSHIP

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Reinaldo M. Diaz(2)	1,449,903	25.1%
Patrick G. Enright(3)	19,148	*
Joseph A. Markey(4)	13,846	*
Mark D. McDade(5)	7,929	*
Benjamin F. McGraw, III, Pharm.D.(6)	117,121	2.0%
Alan C. Mendelson(7)	7,959	*
Dennis J. Purcell(8)	1,423,626	24.6%
John J. Reddington(9)	20,110	*
John S. Schroeder, M.D(10).	6,812	*
All executive officers and directors as a group (9 persons)	3,066,454	53.1%
State of Wisconsin Investment Board(11) P.O. Box 7842 Madison, WI 53707	318,131	5.5%
Entities Affiliated with Wellington Trust Company, N.A.(12) 75 State Street Boston, Massachusetts 02109	317,300	5.5%
Entities Affiliated with Diaz & Altschul Advisors, LLC(13) Penthouse Suite 29 West 57th Street New York, NY 10019	1,449,903	25.1%
Entities Affiliated with Perseus-Soros BioPharmaceutical Fund, LP(14) 888 Seventh Avenue, 29th Floor New York, NY 10106	1,423,626	24.6%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 5,777,210 shares outstanding on November 21, 2003, adjusted as required by rules promulgated by the SEC.

(2)
Represents: (i) 905,244 shares (including 7,512 shares issuable upon the exercise of immediately exercisable warrants) owned by Delta Opportunity Fund, Ltd. ("Delta Ltd."); (ii) 534,659 shares (including 4,411 shares issuable upon the exercise of immediately exercisable warrants) owned by Delta Opportunity Fund (Institutional), LLC ("Delta Institutional"); and (iii) 3,500 shares issuable upon the exercise of an immediately exercisable warrant owned by Diaz & Altschul Capital Management, LLC. Diaz & Altschul Advisors, LLC, an affiliate of Diaz & Altschul Capital Management, LLC, provides portfolio management services to Delta Ltd. and Delta Institutional and therefore may be deemed the beneficial owner of the shares held by Delta Ltd. and Delta Institutional. Mr. Diaz is a managing member of Diaz & Altschul Capital Management, LLC. Mr. Diaz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also, represents 6,500 shares issuable upon the exercise of stock options granted to Mr. Diaz that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 19,500 shares issuable upon the exercise of stock options granted to Mr. Diaz that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(3)
Represents: (i) 5,555 shares owned by Mr. Enright; (ii) 283 shares held in trust for the benefit of one Mr. Enright's children for which Mr. Enright and his spouse serve as co-trustees; (iii) 246 shares held in trust for the benefit of one of Mr. Enright's children for which Mr. Enright and his spouse serve as co-trustees; (iv) 66 shares held in a partnership of which Mr. Enright is a general partner; (v) 3,500 shares issuable upon the exercise of an immediately exercisable warrant issued to Mr. Enright; and (vi) 9,498 shares issuable upon the exercise of stock options granted to Mr. Enright that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 19,500 shares issuable upon the exercise of stock options granted to Mr. Enright that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(4)
Represents: (i) 281 shares owned by Mr. Markey; and (ii) 13,565 shares issuable upon the exercise of stock options granted to Mr. Markey that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 34,772 shares issuable upon the exercise of stock options granted to Mr. Markey that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(5)
Represents: 7,929 shares issuable upon the exercise of stock options granted to Mr. McDade that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 19,570 shares issuable upon the exercise of stock options granted to Mr. McDade that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(6)
Represents: (i) 1,535 shares owned by Dr. McGraw; (ii) 10,505 shares and 404 shares held in an irrevocable trust and in a children's trust, respectively, for the benefit of Dr. McGraw's children for which Dr. McGraw and his spouse serve as co-trustees; and (iii) 104,677 shares issuable upon the exercise of stock options granted to Dr. McGraw that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 280,502 shares issuable upon the exercise of stock options granted to Dr. McGraw that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(7)
Represents: (i) 537 shares owned by Mr. Mendelson; and (ii) 7,422 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are currently exercisable or will be exercisable within 60 days of November 21, 2003. Excludes 19,744 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(8)
Represents: (i) 1,422,953 shares (including 11,923 shares subject to immediately exercisable warrants and 6,500 shares issuable upon the exercise of stock options granted to Mr. Purcell that are currently exercisable or exercisable within 60 days of November 21, 2003) beneficially owned by Perseus-Soros BioPharmaceutical Fund, LP, and (ii) 673 shares owned by Mr. Purcell. Mr. Purcell is a senior managing partner of Perseus-Soros BioPharmaceutical Fund, LP. Mr. Purcell disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Excludes 19,500 shares issuable upon the exercise of stock options granted to Mr. Purcell that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(9)
Represents: (i) 110 shares owned by Mr. Reddington; and (ii) 20,000 shares issuable upon the exercise of stock options granted to Mr. Markey that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 60,000 shares issuable upon the exercise of stock options granted to Mr. Reddington that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(10)
Represents: 6,812 shares issuable upon the exercise of stock options granted to Dr. Schroeder that are currently exercisable or exercisable within 60 days of November 21, 2003. Excludes 20,021 shares issuable upon the exercise of stock options granted to Dr. Schroeder that are not currently exercisable and will not be exercisable within 60 days of November 21, 2003.

(11)
Based solely on an amended Schedule 13G filed on March 7, 2003 with the SEC.

(12)
Based solely on an amended Schedule 13G filed on February 12, 2003 with the SEC.

(13)
Based solely on a Schedule 13G filed on February 3, 2003 with the SEC.

(14)
Based solely on a Schedule 13G filed on February 3, 2003 with the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act of 1934 (the "Exchange Act") requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Executive officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all of these forms which they file.

        Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2003, all filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met, with the exception of Joseph A. Markey, who filed a Form 3 late in June 2003.

EXECUTIVE OFFICERS OF THE COMPANY

Certain Information With Respect to Executive Officers

        The executive officers of our company as of September 12, 2003 are as follows:

Name	Age	Position
Benjamin F. McGraw, III, Pharm.D.	54	President, Chief Executive Officer and Chairman
John J. Reddington, Ph.D., DVM	49	Sr. Vice President, Development
Joseph A. Markey	49	Senior Director of Finance and Controller

        The principal occupations and positions for the past five years, and in some cases prior years, of the executive officers named above, are as follows (unless set forth elsewhere in this report):

John J. Reddington, Ph.D., DVM

        John J. Reddington has served as Senior Vice President since May 2003, although he has periodically provided consulting services to the Company since its inception as Megabios. Prior to joining Valentis, Dr. Reddington served as President and Chief Executive Officer for DiagXotics, Inc., a privately held veterinary biotechnology company for 15 years. From January 1998 through June of 2000, Dr. Reddington also served as interim CEO for a fledgling functional genomics company, XeneX LLC. Before founding DiagXotics, Dr. Reddington was the Director of Greenwich Biotherapeutics, Inc., a biotechnology company working in human cancer biotherapy from May 1988 to December 1989. Dr. Reddington received DVM and Ph.D. degrees from Washington State University, a Masters degree from the University of Texas, Arlington, and a B.A. from Rice University in Houston, Texas.

Joseph A. Markey

        Joseph A. Markey has served as the Company's Senior Director of Finance and Controller since February 2002. From April 2000 to February 2002, Mr. Markey served as Director of Finance of the Company. From July 1979 to April 2000, Mr. Markey held various domestic and international financial positions with International Business Machines Corporation. Mr. Markey received an M.B.A. and a B.S. in finance from the University of Scranton.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        The following table shows for the fiscal years ended June 30, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, the Company's (i) Chief Executive Officer; (ii) the two most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended June 30, 2003, and (iii) two other individuals who would have been one of the most highly compensated except that they were not serving as executive officers as of June 30, 2003 (the "Named Executive Officers"):

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary			Bonus(1)		Other Annual Compensation(2)	Securities Underlying Options/SARs	All Other Compensation(3)
Benjamin F. McGraw, III, Pharm.D., President, Chief Executive Officer and Chairman	2003 2002 2001		$338,185 338,185 322,081			— 96,624 91,155	— — —	370,333 6,100 3,167	$255,193 1,380 1,380	(4)
Joseph A. Markey Senior Director of Finance and Controller	2003 2002 2001		$137,613 126,250 116,904		$	— 17,536 3,625	— — —	45,666 1,473 —	$58,844 1,484 344	(5) (6)
J. Tyler Martin, Sr., M.D., Senior Vice President, Development	2003 2002 2001	$ $	68,927 242,175 199,013	(7)	$	— 37,803 —	— — —	1,666 3,641 5,667	$145,056 35,994 427	(8)
John J. Reddington, Senior Vice President, Development	2003		$19,395	(9)		—	—	80,000	—
Margaret M. Snowden, General Counsel	2003 2002 2001	$ $	168,103 188,115 185,300	(10)	$	— 37,060 24,663	— — —	1,666 2,919 333	$173,094 403 383	(11)

(1)
Bonuses reflect payment by the Company to the named executive officer during the fiscal year for such officer's performance in the prior fiscal year.

(2)
As permitted by rules promulgated by the SEC, no amounts are shown where the amounts constitute perquisites and do not exceed the higher of 10% of the sum of the salary and bonus column or $50,000.

(3)
Unless otherwise indicated, amount represents insurance premiums paid by the Company with respect to group life insurance for the benefit of the Named Executive Officers.

(4)
Represents payments that have been deferred to a future date for compensation of $253,639 earned by Dr. McGraw during fiscal year ended June 30, 2003 associated with Dr. McGraw's continued retention and employment with the Company. Continued retention and employment compensation was applicable to all retained employees, was expensed in fiscal year ended June 30, 2003 and is payable in the future upon the mutual agreement of Company and Dr. McGraw. Also represents $1,554 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Dr. McGraw.

(5)
Represents (i) a payment that has been deferred to a future date for compensation of $31,563 earned by Mr. Markey during fiscal year ended June 30, 2003 associated with Mr. Markey's continued retention and employment with the Company, and (ii) a payment of $26,767 for compensation earned by Mr. Markey during fiscal year ended June 30, 2003 associated with Mr. Markey's continued retention and employment with the Company. Continued retention and employment compensation was applicable to all retained employees and expensed in fiscal year ended June 30, 2003. The $31,563 is payable in the future upon the mutual agreement of Company and Mr. Markey. Also represents $514 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Mr. Markey.

(6)
Represents (i) a $1,120 payment for dependant care benefits and (ii) $364 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Mr. Markey.

(7)
Represents actual compensation received by Dr. Martin during fiscal year ended June 30, 2003. Dr. Martin left the Company in October 2002. His annualized salary for the fiscal year ended June 30, 2003 was $242,175.

(8)
Represents (i) a $121,087 severance payment by the Company to Dr. Martin, (ii) $23,817 payment for accrued vacation time, and (iii) $152 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Dr. Martin.

(9)
Represents actual compensation received by Mr. Reddington during fiscal year ended June 30, 2003. Mr. Reddington joined the Company in June 2003. Mr. Reddington's annualized salary for fiscal year ended June 30, 2003 was $245,000.

(10)
Represents actual compensation received by Ms. Snowden during fiscal year ended June 30, 2003. Ms. Snowden transitioned out of her role as General Counsel and Officer of the Company as of April 2003 and currently serves in a consulting capacity to Valentis. Ms. Snowden's annualized salary for fiscal year ended June 30, 2003 was $204,124.

(11)
Represents compensation of $157,097 earned by Ms. Snowden during fiscal year ended June 30, 2003 associated with Ms. Snowden's continued retention and employment with the Company until April 2003. This compensation was paid in fiscal year ended June 30, 2003. Also represents (i) $15,644 payment for accrued vacation time, and (ii) $353 in insurance premiums paid by the Company with respect to group life insurance for the benefit of Ms. Snowden.

STOCK OPTION GRANTS AND EXERCISES

        The Company grants options to its executive officers under its 1997 Equity Incentive Plan and its 2001 Nonstatutory Incentive Plan (the "Incentive Plans"). As of October 15, 2003, options to purchase a total of 809,683 shares were outstanding under the Incentive Plans and options to purchase 586,922 shares remained available for grant thereunder.

        The following tables show for the fiscal year ended June 30, 2003, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

Option Grants in Fiscal Year Ended June 30, 2003

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Individual Grants
Name	Number of Securities Underlying Option Granted (#)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise of Base Price ($/sh) (3)	Expiration Date
					5% ($)	10% ($)
Benjamin F. McGraw, III, Pharm.D.	3,333 367,000	0.36 39.66%	31.20 3.52	7/11/12 6/4/13	$65,399 812,431	$165,733 2,058,860
John J. Reddington, Ph.D., DVM	40,000 40,000	4.32 4.32	3.52 3.39	6/4/13 6/4/13	88,548 85,278	224,399 216,111
J. Tyler Martin, Sr., M.D.	1,666	0.18	31.20	7/11/12	32,689	82,841
Margaret M. Snowden	1,666	0.18	31.20	7/11/12	32,689	82,841
Joseph A. Markey	1,666	0.18	31.20	7/11/12	32,689	82,841
	24,580	2.66	3.52	6/4/13	54,413	137,893
	19,420	2.10	3.52	6/4/13	42,990	108,946

(1)
Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option and (ii) for the 10% column, a ten-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the SEC and do not represent the Company's estimate or projection of the future Common Stock price. The amounts in this table may not necessarily be achieved.

(2)
Based on options to purchase 925,388 shares of the Company's Common Stock granted in fiscal year ended June 30, 2003.

(3)
All options were granted at the fair market value at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at June 30, 2002 (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at June 30, 2002(2) ($) Exercisable/Unexercisable
Benjamin F. McGraw III, Pharm.D.	—	—	102,136 / 283,043	$35,783 / $107,348
J. Tyler Martin, Sr., M.D.	—	—	3,958 / 0	$0 / $0
Margaret M. Snowden	—	—	2,965 / 0	$0 / $0
Joseph A. Markey	—	—	12,550 / 35,787	$4,290 / $12,870
John J. Reddington	—	—	20,000 / 60,000	$5,200 / $15,600

(1)
Calculated on the fair market value of the Company's Common Stock on date of exercise minus the exercise price.

(2)
Calculated on the fair market value of the Company's Common Stock on June 30, 2003, which was $3.91, minus the exercise price of the options.

Equity Compensation Plan Information

        The following table sets forth information as of June 30, 2003 with respect to the Company's compensation plans under which equity securities of the Company are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	694,808	$28.30	274,467
Equity compensation plans not approved by security holders(2)	307,519	$7.90	382,481
Total	1,002,327	$22.04	656,948

(1)
Consists of the 1997 Equity Incentive Plan, the 1998 Non-Employee Directors' Stock Option Plan and the GeneMedicine 1993 Stock Option Plan. These equity compensation plans are more fully described in Note 11 to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K.

(2)
In May 2001, the Board of Directors adopted the 2001 Nonstatutory Incentive Plan (the "2001 Plan") covering 100,000 shares of common stock of Valentis. An additional 590,000 shares were added to the plan as approved by the Board of Directors in May 2003, when the plan was amended and restated. The 2001 Plan provides for grants of nonstatutory stock options, stock bonuses, rights to purchase restricted stock, or a combination of the foregoing (each, a "Stock Award") to employees and consultants of Valentis who are not officers and directors. The exercise price of options granted under the 2001 Plan is determined by the Board of Directors but cannot be less than 100% of the fair market value of the common stock on the date of the grant. Options under the 2001 Plan generally vest 25% one year after the date of grant and on a pro rata basis over the following 36 months and expire ten years after the date of grant or 90 days after termination of employment. Stock awards granted under the plan cannot be repriced without the prior approval of Valentis' stockholders. Upon a change in control of Valentis, the surviving corporation or acquiring corporation is required to assume any Stock Awards outstanding under the 2001 Plan or substitute similar Stock Awards for any Stock Awards outstanding. If any surviving or acquiring corporation refuses to assume such Stock Awards or substitute similar Stock Awards, then such Stock Awards shall be terminated if not exercised prior to the change of control. Upon a change in control not approved by the Board of Directors, each outstanding Stock Award shall become fully vested immediately prior to the consummation of such change in control. As of June 30, 2003, options for 307,519 shares had been granted under this plan.

        The foregoing summary is qualified in its entirety by reference to the full text of the 2001 Plan. A more detailed description of the 2001 Plan and proposed amendments to the 2001 Plan can be found in Proposal 4 of this Proxy Statement. The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the 2001 Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number (650) 697-1900.

CERTAIN TRANSACTIONS

        For the fiscal year ended June 30, 2003, the Company paid an aggregate of $1,229,784 to the law firm of Latham & Watkins for the provision of legal services during that period. Mr. Mendelson, one of the Company's directors, is a partner of Latham & Watkins.

        The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

        Mr. Enright, one of the Company's directors, performed consulting services for the Company from December 2001 through June 2002. Mr. Enright received options to purchase 3,333 shares of the Company's Common Stock as consideration for his consulting services. Mr. Enright did not exercise his option within the eligible exercise period and the option grant was terminated consistent with the terms of the option agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT(1)

(1)
Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports of the compensation and audit committees and the performance graph on page 40 shall not be incorporated by reference into any such filings.

        During the fiscal year ended June 30, 2003, the Compensation Committee of the Board of Directors (the "Compensation Committee") was composed, at various times, of Dr. Bert W. O'Malley, Reinaldo M. Diaz and Mark McDade, none of whom were officers or employees of the Company during their respective terms on the Compensation Committee. In February 2003, following the resignation of Dr. O'Malley from the Board of Directors, Mr. Diaz was appointed to the Compensation Committee. Mr. McDade has served as Chairman since March 2002. The Compensation Committee is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Compensation Committee evaluates performance and determines compensation policies and levels, as the Board requests.

EXECUTIVE COMPENSATION

        We design our executive compensation programs to attract and retain executives who can lead the Company to meet its business objectives and to motivate them to enhance long-term stockholder value. The executive officers' annual compensation consists of three elements: cash salary, a cash incentive bonus and stock option grants.

        To determine fair compensation, the Compensation Committee reviews historical and current salary, bonus and stock award information for other comparable companies in similar geographic areas and at similar stages of growth and development. The group of comparable companies is not necessarily the same as the companies included in the market indices included in the performance graph on page 40. The Compensation Committee also reviews a variety of industry surveys throughout the year, which provide additional information about short- and long-term executive compensation. Based in part on this information, the Compensation Committee generally sets salaries, including that of the Chief Executive Officer, at levels comparable to competitive companies of comparable size in similar industries. We structure our management bonus program around both individual and Company performance. We base the total size of the bonus pool on our success in meeting performance goals for the year, accounting for changes the Compensation Committee discussed and agreed to during the course of the year.

        We use the stock option program to give management employees a substantial economic interest in the long-term appreciation of our Common Stock. We grant existing members of management new options on an annual basis to provide a continuing financial incentive. The size of the option grant is related to the executive's position and performance in the previous year.

CHIEF EXECUTIVE OFFICER COMPENSATION

        Dr. McGraw's salary during fiscal year ended June 30, 2003 as President, Chief Executive Officer and Chairman was $338,185. Following the Compensation Committee's review of Dr. McGraw's performance and the Company's performance during fiscal year ended June 30, 2003, the Compensation Committee set Dr. McGraw's annual salary for fiscal year ending June 30, 2004 at $355,000. In addition, if the Company achieves a certain milestone, Dr. McGraw would receive a bonus of $75,000 for performance during the fiscal year ended June 30, 2003. In June 2003, the Compensation Committee approved a stock option grant for 367,000 shares of Common Stock for Dr. McGraw, which is within the guidelines for the Chief Executive Officer under our annual stock options grant program. In approving Dr. McGraw's compensation, the Compensation Committee took into account (i) Dr. McGraw's past performance as President, Chief Executive Officer and Chairman of the Board of the Company, (ii) the scope of Dr. McGraw's responsibilities and (iii) the Board's assessment of the Company's achievement of its performance objectives.

FEDERAL TAX CONSIDERATIONS

        Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

        The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any named Executive Officer in a taxable year, which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any applicable Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

CONCLUSION

        A significant portion of the Company's compensation program and Dr. McGraw's compensation are contingent on Company performance, and the realization of such compensation is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE
Mark McDade
Reinaldo M. Diaz

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Our Audit Committee was established on March 30, 1999 and adopted its Audit Committee charter on June 16, 2000. During the fiscal year ended June 30, 2003, the Audit Committee of the Board of Directors was comprised of Messrs. Enright and McDade and Dr. Schroeder.

        Each member of the Audit Committee is required to be "independent" within the meaning of the Nasdaq National Market rules and the SEC rules. The current Nasdaq rules set forth specific circumstances under which a director will not be considered "independent," including when a director is employed by the Company or an "affiliate" of the Company. Diaz & Altschul Group, LLC holds approximately 25% of our outstanding Common Stock and thus may be deemed to be an affiliate of the Company under current Nasdaq rules. Mr. Enright, one of our directors and a member of the Audit Committee, was a managing member of Diaz & Altschul Group, LLC from March 1998 to December 2001.

        The Nasdaq rules also provide that we may, under exceptional and limited circumstances, appoint one non-independent director serve on the Audit Committee. We believe that it is in our best interests and those of our stockholders to have Mr. Enright serve on the Audit Committee, due to his expertise in business and accounting and his thorough knowledge of the Company and its operations. Mr. Enright is not currently employed by or otherwise affiliated with Diaz & Altschul Group, LLC.

        During the past year, the Sarbanes-Oxley Act of 2002 added a number of provisions to federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. Related rules concerning audit committee structure, membership, authority and responsibility were recently adopted by the Nasdaq National Market and will become applicable to the Company as of January 15, 2004. The Board of Directors and the Audit Committee believe that each member of the Audit Committee, including Mr. Enright, is an "independent director" as that term is defined by these recently adopted Nasdaq rules. It is expected that the Board of Directors, with the recommendation of the Audit Committee, will amend the Audit Committee charter to reflect the relevant provisions of the Sarbanes-Oxley Act and related Nasdaq rules.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended June 30, 2003.

        The Audit Committee has: reviewed and discussed the Company's audited financial statements with management and the independent auditors; discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and received from Ernst & Young LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them. The audit committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditor's independence.

        In addition, based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the SEC.

AUDIT COMMITTEE
Patrick G. Enright
Mark McDade
John S. Schroeder, M.D.

PERFORMANCE MEASUREMENT COMPARISON(2)

        The following graph shows the total stockholder return of an investment of $100 in cash on June 30, 1998 for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market-U.S. Index (the "Nasdaq Stock Market-U.S.") and (iii) the Nasdaq Pharmaceutical Index (the "Nasdaq Pharmaceutical"). All values assume reinvestment of the full amount of all dividends, if any.

Comparison of Cumulative Total Return on Investment

	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03
Valentis	100.0	50.0	154.1	82.0	17.6	1.7
NASDAQ Composite Index	100.0	141.8	209.3	114.0	77.2	85.6
NASDAQ Biotech Index	100.0	159.9	383.6	319.6	160.8	211.9

(2)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        For further information about the Company, please request a copy of our Annual Report on Form 10-K, as amended, which we previously filed with the SEC, and is available free of charge. Please access via the Company's website at www.valentis.com under the Investor Relations section, or send written requests to:

Valentis, Inc.
863A Mitten Rd.
Burlingame, CA 94010
Attn: Investor Relations

INCORPORATION BY REFERENCE

        The following documents previously filed by the Company with the SEC under the Exchange Act are hereby incorporated by reference in this Proxy Statement (Commission File No. 0-22987):

          A.    The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003;

          B.    The Company's Amendment to the Annual Report on Form 10-K/A for the fiscal year ended June 30, 2003; and

          C.    The Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003.

        All financial statements included in any document filed by the Company with the SEC pursuant to Sections 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date on which the Annual Meeting is held which amend or supplement the financial statements or pro forma financial statements incorporated by reference herein shall be deemed to be incorporated by reference into this Proxy Statement as of the date of filing such documents.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

        All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including notes thereto) incorporated herein by reference.

                      By Order of the Board of Directors

                      Patrick A. Pohlen
                      Secretary

December 15, 2003

Annex A

AMENDMENT
TO THE
VALENTIS, INC.
AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

        Pursuant to the authority reserved to the Board of Directors (the "Board") of Valentis, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), under Section 13(a) of the Company's Amended and Restated 1997 Equity Incentive Plan (the "Plan"), the Board hereby amends the Plan as follows:

        1.    Share Reserve.    The first sentence of subsection 4(a) of the Plan is amended to read in its entirety as follows:

          "(a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million seven hundred thousand (1,700,000) shares of the Company's Common Stock."

* * * * * * * * * *

        I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of Valentis, Inc., effective as of November 21, 2003, and was approved by the stockholders of the Company at the Special Meeting of Stockholders on                        , 2003, as required under applicable state and federal law.

        Executed on this 15th day of December, 2003.

Patrick A. Pohlen, Secretary

A-1

Annex B

AMENDMENT
TO THE
VALENTIS, INC.
AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        Pursuant to the authority reserved to the Board of Directors (the "Board") of Valentis, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), under Section 12(a) of the Company's Amended and Restated 1998 Non-Employee Directors' Stock Option Plan (the "Plan"), the Board hereby amends the Plan as follows:

        1.    Share Reserve.    The first sentence of subsection 4(a) of the Plan is amended to read in its entirety as follows:

          "(a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate three hundred seventy-five thousand (375,000) shares of Common Stock."

* * * * * * * * * *

        I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of Valentis, Inc., effective as of November 21, 2003, and was approved by the stockholders of the Company at the Special Meeting of Stockholders on                        , 2003, as required under applicable state and federal law.

        Executed on this 15th day of December, 2003.

Patrick A. Pohlen, Secretary

B-1

Annex C

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of December 2, 2003, among Valentis, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

ARTICLE I.
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

        "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

        "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

        "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

        "Capital Lease Obligations" of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

        "Closing" means the closing of the purchase and sale of the Securities pursuant to Article II.

        "Closing Date" means the Business Day immediately following the date on which all the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means the common stock of the Company, $.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

        "Common Stock Equivalents" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

        "Disclosure Materials" has the meaning set forth in Section 3.1(h).

        "Effective Date" means the date that the Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Guarantee" of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness, provided, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

        "Indebtedness" of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

        "Investment Amount" means, with respect to each Purchaser, the investment amount indicated below such Purchaser's name on the signature page of this Agreement.

        "Lien" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

        "Per Unit Purchase Price" equals $2.05 (subject to equitable adjustment for stock splits, recombinations and similar events).

        "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Purchaser Percentage" means, with respect to a Purchaser, the percentage equal to the product of (x) a fraction, the numerator of which shall be the Investment Amount paid by such Purchaser on the Closing Date and the denominator of which shall be the aggregate Investment Amount paid by all Purchasers on the Closing Date times (y) 100.

        "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

        "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit B.

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Securities" means the Shares, the Warrants and the Warrant Shares.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Shares" means the shares of Common Stock issued or issuable to the Purchasers at the Closing.

        "Strategic Transaction" means a transaction or relationship in which the Company issues shares of Common Stock or Common Stock Equivalents to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives material benefits in addition to the investment of or lending of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to a Person whose primary business is investing in securities.

        "Subsidiary" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

        "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

        "Trading Market" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, on which the Common Stock is listed or quoted for trading on the date in question.

        "Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

        "Warrants" means the Common Stock purchase warrants in the form of Exhibit A, which are issuable to the Purchasers at the Closing.

        "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

        2.1    Closing.    Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Shares and the Warrants representing such Purchaser's Investment

Amount. The Closing shall take place at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

        2.2    Closing Deliveries.    (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

            (i)  a certificate evidencing a number of Shares equal to such Purchaser's Investment Amount divided by the Per Unit Purchase Price, registered in the name of such Purchaser;

           (ii)  a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock equal to 40% of the number of Shares issuable to such Purchaser in accordance with Section 2.2(a)(i);

          (iii)  the legal opinion of Latham & Watkins LLP, counsel to the Company, in agreed form, addressed to the Purchasers;

          (iv)  a certificate from a duly authorized officer certifying on behalf of the Company that each of the conditions set forth in Section 5.1 has been satisfied; and

           (v)  the Registration Rights Agreement duly executed by the Company.

        (b)   At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

            (i)  such Purchaser's Investment Amount, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and

           (ii)  the Registration Rights Agreement duly executed by such Purchaser.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    The Company hereby makes the following representations and warranties to each Purchaser:

          (a)    Subsidiaries.    The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

          (b)    Organization and Qualification.    Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

          (c)    Authorization; Enforcement.    Subject to the Company obtaining the vote of its stockholders in favor of the Proposal (as defined in Section 4.10), the Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)    No Conflicts.    The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (e)    Filings, Consents and Approvals.    The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements Registration Rights Agreement, (ii) the filings required by state securities laws, (iii) the filings required in accordance with Sections 4.5 and 4.13, (iv) the Company obtaining the consent of its stockholders in favor of the Proposal pursuant to Section 4.11, and (v) those that have been made or obtained prior to the date of this Agreement.

          (f)    Issuance of the Securities.    On the Closing Date, the Securities shall have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. On or before the Closing Date, the Company shall have reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

          (g)    Capitalization.    The number of shares and type of all authorized, issued and outstanding capital stock of the Company as of September 30, 2003 is as described in the Company's Quarterly Report on Form 10-Q for the Quarter ended September 30, 2003. Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except under the Transaction Documents or as set forth in Schedule 3.1(g), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

          (h)    SEC Reports; Financial Statements.    The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials including all exhibits and schedules thereto, being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments or as otherwise disclosed in the SEC Reports.

          (i)    [RESERVED]

          (j)    Material Changes.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or is reasonably likely to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or stock purchase plans. Except as specified in the SEC Reports, the Company does not have pending before the Commission any request for confidential treatment of information.

          (k)    Litigation.    Except as disclosed in the SEC Reports, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (l)    Labor Relations.    No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (m)    Compliance.    Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment, labor matters and gaming matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

          (n)    Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (o)    Title to Assets.    The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and, to the Company's knowledge, enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (p)    Patents and Trademarks.    The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Except as set forth in the SEC Reports, neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (q)    Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company does not believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

          (r)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports or on Schedule 3.1(r), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (s)    Internal Accounting Controls.    The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (t)    Solvency.    Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

          (u)    Certain Fees.    Except for dealings with the Placement Agent (defined below), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Purchaser pursuant to written agreements executed by such Purchaser which fees or commissions shall be the sole responsibility of such Purchaser) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (v)    Certain Registration Matters.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-3 promulgated under the Securities Act. Except as described in the SEC Reports the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

          (w)    Listing and Maintenance Requirements.    Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted for trading to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. Except as specified in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASDAQ Stock, Market. Subject to the Company obtaining the vote of its stockholders in favor of the Proposal the issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no further approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the maximum number of Securities contemplated by Transaction Documents, including such as may be required pursuant to Nasdaq Rule Filing SR-NASD-2003-40 (March 14, 2003) concerning shareholder approval requirements when officers and directors participate in discounted private placements.

          (x)    Investment Company.    The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (y)    Application of Takeover Protections.    The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could reasonably be expected to become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (z)    No Additional Agreements.    The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in this Agreement.

          (aa)    Disclosure.    The Company confirms that neither it, nor to its knowledge, any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        3.2    Representations and Warranties of the Purchasers.    Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

          (a)    Organization; Authority.    Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)    Investment Intent.    Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c)    Purchaser Status.    At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

          (d)    Experience of such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)    General Solicitation.    No Securities were offered or sold to such Purchaser by means of any form of general solicitation or general advertising, and in connection therewith such Purchaser did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

          (f)    Access to Information.    Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g)    Reliance.    Such Purchaser understands and acknowledges that: (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

          (h)    Residency.    Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on the signature pages hereto.

          (i)    Certain Trading Activities.    Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in any securities of the Company (including, without limitations, any Short Sales (defined below) involving the Company's securities) during the 30 Trading Days immediately preceding the date hereof. For purposes of this Section, "Short Sales" include, without limitation, all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers having the effect of hedging the securities or investment made under this Agreement.

          (j)    Acknowledgements Regarding Placement Agent.    The Purchaser acknowledges that Wells Fargo Securities, LLC (the "Placement Agent") is acting as the Company's placement agent for the sale of the securities being offered hereby and will be compensated solely by the Company for action in such capacity.

        The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

        4.1   (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

          (b)   Certificates evidencing the Securities will contain the following legend, so long as is required by this Section 4.1(b) or Section 4.1(c):

    [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED]WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

        The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities, in accordance with applicable securities laws, pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c)   Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering the resale of such Shares and Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) while such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue any legal opinion or instruction required by the Company's transfer agent to comply with the requirements set forth in this Section. Following the Effective Date or at such earlier time as a legend is no longer required for the Shares and Warrant Shares under this Section 4.1(c), the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except as it may reasonably determine are necessary or appropriate to comply or to ensure compliance with those applicable laws that are enacted or modified after the Closing.

        4.2    Furnishing of Information.    As long as any Purchaser owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

        4.3    Integration.    The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

        4.4    Subsequent Registrations.    Other than pursuant to the Registration Statement, prior to the Effective Date, the Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company.

        4.5    Securities Laws Disclosure; Publicity.    By 8:30 a.m. (New York City time) on the Closing Date, the Company shall issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

        4.6    Limitations on Issuance of Future Priced Securities and Securities.    During the six months following the Closing Date, the Company shall not issue any "Future Priced Securities" as such term is described by NASD IM-4350-1, other than issuances to the Purchasers pursuant to the Transaction Documents. Absent prior approval of the Purchasers holding no less than 2/3 of the outstanding Shares (or, if prior to the Closing Date, agreeing to purchase such Shares), during the period between the date hereof and the third month anniversary of the Closing Date, the Company shall not offer, sell, issue, grant any option to purchase, or otherwise dispose of Common Stock or Common Stock Equivalents, other than: (i) the issuance of the Securities, (ii) the issuance of securities upon the exercise or conversion of any Common Stock or Common Stock Equivalents issued by the Company prior to the date hereof (but will apply to any amendments, modifications and reissuances thereof), (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company's stockholders), or (iv) the issuance of securities pursuant to one or more Strategic Transactions.

        4.7    Indemnification of Purchasers.    In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Purchaser Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

        4.8    Non-Public Information.    The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

        4.9    Use of Proceeds.    The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and prior practices), to redeem any capital stock of the Company or to settle any outstanding Action.

        4.10    Stockholders Meeting.

          (a)   Promptly following the date of this Agreement, the Company shall take all action necessary to call a meeting of its stockholders (the "Stockholders Meeting") for the purpose of seeking approval of the Company's stockholders for the issuance to the Purchasers of the Securities pursuant to the terms of the Transaction Documents (the "Proposal"). In connection therewith, the Company will promptly prepare and file with the Commission proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to the stockholders of the Company. The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the "Proxy Statement") and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date of the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading.

          (b)   The Company's Board of Directors shall recommend to the Company's stockholders (and not revoke or amend such recommendation) that the stockholders vote in favor of and approve the Proposal no later than January 31, 2004 and shall cause the Company to use its best efforts (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposal. The Company is required to, and will take, in accordance with applicable law and its Certificate of Incorporation and Bylaws, all action necessary to convene the Stockholders Meeting along the timeframe indicated herein to consider and vote upon the approval of the Proposal.

        4.11    Additional Shares.    If, prior to the first year anniversary of the Closing Date, the Company issues any shares of Common Stock or the Company or any subsidiary thereof issues any Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than less than the average of the closing bid prices per share of Common Stock during the five (5) Trading Days immediately preceding such issuance (the "Threshold Price") (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Threshold Price, such issuance shall be deemed to have occurred for less than the Threshold Price), then, in connection with each such issuance of Common Stock or Common Stock Equivalents for a purchase price that is less than the Threshold Price, the Company shall immediately issue additional shares of Common Stock (the "Additional Shares") to each Purchaser for no additional consideration. The number of Additional Shares issuable to each Purchaser will equal: (a) the Per Unit Purchase Price (subject to equitable adjustment for stock splits, recombinations and similar events) minus the Threshold Price divided by (b) the Threshold Price, multiplied by (c) the number of Shares issued to such Purchaser at the Closing pursuant to Section 2.2(a)(i) of this Agreement. The Company shall notify the Purchasers in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price. The Additional Shares shall be entitled to the registration and rights set forth in the Registration Rights Agreement and any Additional Shares not registered for resale shall be afforded piggyback registration rights such that such Additional Shares may be included in any registration statement (other than other than on Form S-4 or Form S-8) filed by the Company. For purposes of this Agreement, the Additional Shares shall be included within the definition of "Shares." Notwithstanding the foregoing, no issuances of Additional Shares will be made under this Section 4.11 as a result of: (i) the issuance of the Securities, (ii) the issuance of securities upon the exercise or conversion of any Common Stock or Common Stock Equivalents issued by the Company prior to the date hereof (but will apply to any amendments, modifications and reissuances thereof), (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company's stockholders), or (iv) pursuant to one or more Strategic Transactions.

        4.12    Indebtedness.    The Company covenants and agrees that as long as any Purchaser owns Securities, the Company shall not, and shall not permit its Subsidiaries to, without the prior written consent of the Purchaser or Purchasers holding no less than 67% of the then outstanding Securities, incur, create, assume, guarantee or suffer to exist, or become or remain liable, directly or indirectly, for or on account of any Indebtedness, except:

          (a)   Existing Indebtedness as set forth in the Company's Annual Report on Form 10-K for the fiscal year ended 2002 (including any extensions or renewals thereof, provided, there is no increase in the principal amount thereof or other significant change in the terms thereof);

          (b)   Other unsecured Indebtedness, including, without limitation, Capital Lease Obligations in an aggregate principal amount outstanding at any time not in excess of $500,000; and

          (c)   Incursion or payment of trade payables, licensing fees and bonds to secure work contracts, in each case, incurred or paid in the ordinary course of business.

        4.13    Listing of Securities.    The Company shall: (i) in the time and manner required by each Trading Market on which the Common Stock is listed, prepare and file with such Trading Market an additional shares listing application covering the Shares and Warrant Shares, (ii) take all steps necessary to cause such shares to be approved for listing on each Trading Market on which the Common Stock is listed as soon as possible thereafter, (iii) provide to each Purchaser evidence of such listing, and (iv) maintain the listing of such shares on each such Trading Market or another eligible securities market.

ARTICLE V.

        5.1    Conditions Precedent to the Obligations of the Purchasers to Purchase Securities on the Closing Date.    The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date and without any qualification to the Proposal;

          (b)    Performance.    The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

          (c)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

          (d)    Adverse Changes.    Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in a (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, or (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (it being understood that this subclause shall not be triggered by any decrease in the market price of the Common Stock);

          (e)    No Suspensions of Trading in Common Stock; Listing.    Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this

  Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market;

          (f)    Stockholder Approval.    The Company's stockholders shall have voted in favor of the Proposal; and

          (g)    Timing.    The Closing shall have occurred no later than February 5, 2004.

        5.2    Conditions Precedent to the Obligations of the Company to sell Securities on the Closing Date.    The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

          (b)    Performance.    Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

          (c)    Stockholder Approval.    The Company's stockholders shall have voted in favor of the Proposal; and

          (d)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

ARTICLE VI.
MISCELLANEOUS

        6.1    Fees and Expenses.    At the Closing, the Company shall pay to Bryan Cave LLP $25,000 in connection with the preparation of the Transaction Documents, it being understood that Bryan Cave LLP has not rendered any legal advice to the Company in connection with the transactions contemplated hereby and that the Company has relied for such matters on the advice of its own counsel. Except as specified in the immediately preceding sentence and in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

        6.2    Entire Agreement.    The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        6.3    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Valentis, Inc. 863A Mitten Road Burlingame, CA 94010 Attn: Benjamin F. McGraw III, Pharm. D.
With a copy to:	Patrick A. Pohlen Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
If to a Purchaser:	To the address set forth under such Purchaser's name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

        6.4    Amendments; Waivers.    No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers of no less than 85% of the Shares issued or issuable under this Agreement or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, upon written consent of Purchasers of no less than 67% of the Shares issued or issuable under this Agreement, the Company may agree to sell Securities under this Agreement to one or more additional purchasers (each, an "Additional Purchaser"). Each Additional Purchaser shall execute and deliver prior to the Closing a counterpart signature page to this Agreement and specify therein such additional purchaser's Investment Amount, which shall not result in the aggregate Investment Amounts to be purchased by all Purchasers (including Additional Purchasers) to exceed $10,000,000. Upon execution of the counterpart signature page by such Additional Investor, each such purchaser shall be deemed a "Purchaser" for purposes of, and shall become a party to this Agreement, without the need for an amendment hereto.

        6.5    Construction.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

        6.6    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

        6.7    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.6.

        6.8    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

        6.9    Survival.    The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares and Warrants.

        6.10    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

        6.11    Severability.    If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        6.12    Replacement of Securities.    If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

        6.13    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        6.14    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        6.15    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VALENTIS INC.
Name: Title:

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SIGNATURE PAGES FOR PURCHASERS FOLLOW]

SIGNATURE PAGE TO VALENTIS, INC.
SECURITIES PURCHASE AGREEMENT

PURCHASER:
Legal Name of Purchaser:
	By:	Name: Title:
Address for Notice:

Facsimile No.:
Jurisdiction:
Investment Amount:

SIGNATURE PAGE TO VALENTIS, INC.
SECURITIES PURCHASE AGREEMENT

Annex D

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of December 2, 2003, by and among Valentis, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each a "Purchaser" and collectively, the "Purchasers").

        This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

        The Company and the Purchasers hereby agree as follows:

        1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

        "Additional Shares" shall have the meaning set forth in the Purchase Agreement.

        "Effective Date" means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

        "Effectiveness Date" means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (i) the 105th day following the Closing Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, (b) with respect to the Registration Statement required to be filed to cover the resale by the Holders of any Additional Shares not previously registered for resale, the earlier of: (i) the 105th day following the first year anniversary of the Closing Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (c) with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the earlier of: (i) the 105th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments. "Effectiveness Date" shall also have the meaning specified in Section 2(b).

        "Effectiveness Period" shall have the meaning set forth in Section 2(a).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Filing Date" means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 45th day following the Closing Date, (b) with respect to the Registration Statement required to be filed to cover the resale by the Holders of any Additional Shares not previously registered for resale, the first year anniversary of the Closing Date and (c) with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

        "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

        "Indemnified Party" shall have the meaning set forth in Section 5(c).

        "Indemnifying Party" shall have the meaning set forth in Section 5(c).

        "Losses" shall have the meaning set forth in Section 5(a).

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        "Registrable Securities" means: (i) the Shares issued pursuant to the Purchase Agreement, (ii) the Warrant Shares and (iii) the Additional Shares issued and/or issuable pursuant to the Purchase Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect thereto.

        "Registration Statement" means each of the following: (i) an initial registration statement which is required to register the resale of the Registrable Securities, (ii) an additional registration statement which is required to register the resale of any Additional Shares not previously registered for resale, and (iii) each additional registration statement, if any, contemplated by Section 2(d), and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Shares" shall have the meaning set forth in the Purchase Agreement.

        "Warrant Shares" shall have the meaning set forth in the Purchase Agreement.

        2.    Registration.

          (a)   On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is two years after the date that the Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). It is agreed and understood that the Company shall, from time to time, be obligated to file an additional Registration Statement to cover any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement.

          (b)   If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2(a), then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by the 30th day following such date, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose). Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the 90th day following the date on which the Company becomes aware that such Registration Statement is required to be filed under this Agreement (each such 90th day, the "Effectiveness Date" for such Registration Statement), and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

          (c)   If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or (iii) after its Effective Date, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for an aggregate of more than 20 consecutive Trading Days or an aggregate of 40 Trading Days (which need not be consecutive), (any such failure or breach being referred to as an "Event," and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 consecutive or 40 Trading Day-period (as applicable) is exceeded, being referred to as "Event Date"), then, in addition to any other rights available to the Holders: (x) on the first month anniversary of each such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement, provided, that all periods shall be tolled, with respect to a Holder, by the number of Trading Days in excess of five (5) during which such Holder fails to provide the Company with information regarding such Holder which was requested by the Company in order to effect the registration of such Holder's Registrable Securities. It shall be a condition precedent to the obligations of the Company to pay any liquidated damages pursuant to this Section 2 with respect to the Registrable Securities of any

  Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event.

        3.    Registration Procedures

        In connection with the Company's registration obligations hereunder, the Company shall:

          (a)   Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of all such documents proposed to be filed which documents (other than those incorporated by reference) will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

          (b)   (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as Selling Stockholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

          (c)   Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d)   Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e)   Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

          (f)    Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (g)   Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States set forth on Schedule 3(g) hereto to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (h)   Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (i)    Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (j)    The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof.

          (k)   The Company has read and understands the exercise limitations contained in certain of the Warrants and, except as may be required by applicable law or rules or regulations of the Commission, will not take a position in any Registration Statement or other filing with the Commission that a Holder whose Warrant contains such exercise limitations is the beneficial owner of more than the percentage of Common Stock permitted to be beneficially owned by such Holder absent an affirmative written statement by such Holder to such effect. It is understood and agreed that current law, rules and regulations of the Commission do not require the adoption of a position that a Holder whose Warrant contains such exercise limitations is the beneficial owner of more than the percentage of Common Stock permitted to be beneficially owned by such Holder pursuant to the exercise limitations contained in the Warrants.

        4.    Registration Expenses.    All fees and expenses incident to the Company's performance of its obligation under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

        5.    Indemnification.

          (a)    Indemnification by the Company.    The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, shareholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)    Indemnification by Holders.    Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)    Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d)    Contribution.    If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6.    Miscellaneous

          (a)    Remedies.    In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)    No Piggyback on Registrations.    Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Registration Period enter into any agreement providing any such right to any of its security holders. Except as and to the extent specified in Schedule 6(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied.

          (c)    Compliance.    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (d)    Discontinued Disposition.    Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (e)    Piggy-Back Registrations.    If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities (including, but not limited to, any Additional Shares) and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities (including, but not limited to, any Additional Shares) such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

          (f)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder or Holders (as applicable) of no less than 85% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates, provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g)    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Valentis, Inc. 863A Mitten Road Burlingame, CA 94010 ATTN: Benjamin F. McGraw III, Pharm. D.
With a copy to:	Patrick A. Pohlen Latham & Watkins LLP 135 Commonwealth Drive Menlo Park, CA 94025
If to a Purchaser:	To the address set forth under such Purchaser's name on the signature pages hereto.
If to any other Person who is then the registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (h)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i)    Execution and Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (j)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

          (k)    Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (l)    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (m)    Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (n)    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

VALENTIS, INC.
By:
Name: Title:

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SIGNATURE PAGES OF PURCHASER TO FOLLOW]

SIGNATURE PAGE TO VALENTIS, INC.
REGISTRATION RIGHTS AGREEMENT

PURCHASER:
Legal Name of Purchaser:
	By:	Name: Title:
Address for Notice:

Facsimile No.:
Jurisdiction:
Investment Amount:

SIGNATURE PAGE TO VALENTIS, INC.
REGISTRATION RIGHTS AGREEMENT

Annex E

        NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

VALENTIS, INC.

WARRANT

Warrant No. [ ]	Date of Original Issuance: [ ]

        Valetis, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, [    ] or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of [    ] shares of common stock, $.001 par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $3.00 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including the fifth year anniversary of the issuance date hereof (the "Expiration Date"), and subject to the following terms and conditions:

        1.    Definitions.    In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Securities Purchase Agreement of even date herewith to which the Company and the original Holder are parties (the "Purchase Agreement").

        2.    Registration of Warrant.    The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

        3.    Registration of Transfers.    The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. Notwithstanding the foregoing, this Warrant is subject to the transfer restrictions set forth in Section 4.1 of the Purchase Agreement.

        4.    Exercise and Duration of Warrants.

          (a)   This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. Subject to Section 11(ii), at 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, provided, that if the closing sales price of the Common Stock on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 6:30 P.M. New York City time on the Expiration Date.

          (b)   Subject to the provisions of this Section 4(b), at any time after the first anniversary of the Closing Date, if the: (i) VWAP (as defined below) of the Common Stock for each of 30 consecutive Trading Days after such first anniversary is greater than $5.00 (as may be adjusted pursuant to Section 9), (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder (and the prospectus thereunder is available for use by the Holder as to all then available Warrant Shares) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance reasonably acceptable to the Holder and the transfer agent for the Common Stock, and (iii) the Company shall have fully honored in accordance with the terms of this Warrant all Exercise Notices delivered prior to 6:30 p.m. (New York City time) on the Call Date (as defined below), then the Company may, subject to Section 11, require cash exercise pursuant to Section 10(a) hereof of all, but not less than all, of the portion of this Warrant for which Exercise Notices have not been delivered by 6:30 p.m. on the Call Date. To exercise this right, the Company must deliver to the Holder an irrevocable written notice (a "Call Notice"), indicating therein that this Warrant shall be exercised. If the conditions for such Call are satisfied from the period from the date of the Call Notice through and including the Call Date, then, subject to Section 11, this Warrant shall be deemed to have been exercised in full on a cash basis pursuant to Section 10(a) hereof at 6:30 p.m. (New York City time) on the tenth Trading Day after the date the Call Notice is received by the Holder (such date, the "Call Date"). The Holder shall deliver payment in immediately available funds of the Exercise Price for the number of Warrant Shares for which this Warrant is required to be exercised under this subsection promptly but in any event no later than ten business days following the Call Date. The Company covenants and agrees that it will honor all Forms of Election to Purchase with respect to Warrant Shares that are tendered from the time of delivery of the Call Notice through 6:30 p.m. (New York City time) on the Call Date. "VWAP" means on any particular Trading Day or for any particular period, the volume weighted average trading price per share of Common Stock on such date or for such period as reported by Bloomberg L.P., or any successor performing similar functions. The Company and the Holder agree that, if and to the extent Section 11 of this Warrant would restrict the ability of the Holder to exercise this Warrant in full in the event of a delivery of a Call Notice, then notwithstanding anything to the contrary set forth in the Call Notice, the Call Notice shall be deemed automatically amended to apply only to such portion of this Warrant as may be exercised by the Holder by the Call Date in accordance with Section 11. The Holder will promptly (and, in any event, prior to the Call Date) notify the Company in writing following receipt of a Call Notice if Section 11 would restrict its exercise of the Warrant, specifying therein the number of Warrant Shares so restricted.

        5.    Delivery of Warrant Shares.

          (a)   To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant is being exercised. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise

  Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A "Date of Exercise" means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

          (b)   If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

          (c)   If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

          (d)   The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

        6.    Charges, Taxes and Expenses.    Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

        7.    Replacement of Warrant.    If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

        8.    Reservation of Warrant Shares.    The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

        9.    Certain Adjustments.    The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

          (a)    Stock Dividends and Splits.    If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

          (b)    Pro Rata Distributions.    If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then, at the request of any Holder delivered before the 90th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

          (c)    Fundamental Transactions.    If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall, issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof.. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          (d)    Subsequent Equity Sales.

              (i)  If, prior to the first year anniversary of the issuance date hereof, the Company issues any shares of Common Stock or the Company or any subsidiary thereof issues any rights, warrants, options or other securities or debt that is convertible into, exchangeable for (any such securities, "Common Stock Equivalents") entitling any Person to acquire shares of Common Stock at a price per share less than the average of the closing bid prices per share of Common Stock during the immediately preceding five (5) Trading Days (the "Threshold Price") (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Threshold Price, such issuance shall be deemed to have occurred for less than the Threshold Price), then, at the option of the Holder for such exercises as it shall indicate, the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the fifth (5th) Trading Day immediately following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

             (ii)  If, prior to the first year anniversary of the issuance date hereof, the Company or any Subsidiary issues Common Stock Equivalents at a price per share that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Exercise Price will be determined separately on each Exercise Date and will be deemed to equal the lowest price per share at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

            (iii)  Notwithstanding the foregoing, no adjustment will be made under this Section 9(d) as a result of: (i) the issuance of the Securities, (ii) the issuance of securities upon the exercise or conversion of any Common Stock or Common Stock Equivalents issued by the Company prior to the date hereof (but will apply to any amendments, modifications and reissuances thereof), (iii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the company's shareholders) or (iv) pursuant to one or more Strategic Transactions.

          (e)    Number of Warrant Shares.    Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) and (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

          (f)    Calculations.    All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (g)    Notice of Adjustments.    Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

          (h)    Notice of Corporate Events.    If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then, except if such notice and the contents thereof shall be deemed to constitute material non-public information, the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. Until the exercise of this Warrant or any portion of this Warrant, the Holder shall not have nor exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company other than as provided in this Section 9 (h).

        10.    Payment of Exercise Price.    The Holder may pay the Exercise Price in one of the following manners:

          (a)    Cash Exercise.    The Holder may deliver immediately available funds; or

          (b)    Cashless Exercise.    The Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

      X = Y [(A-B)/A]

  where:

      X = the number of Warrant Shares to be issued to the Holder.

      Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

      A = the average of the closing prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

      B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

        11.    Limitation on Exercise.    [Investors may individually elect to omit either or both of clauses (i) and (ii) of this Section 11 upon first issuance of the Warrant at closing.]

            (i)  Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock

  (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 9 of this Warrant. By written notice to the Company, the Holder may waive the provisions of this Section but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

           (ii)  Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated in Section 9 of this Warrant. This restriction may not be waived.

        12.    No Fractional Shares.    No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

        13.    Exchange Act Filings.    The Holder agrees and acknowledges that it shall have sole responsibility for making any applicable filings with the U.S. Securities and Exchange Commission pursuant to Section 13 and 16 of the Securities Exchange Act of 1934, as amended, as a result of its acquisition of this Warrant and the Warrant Shares and any future retention or transfer thereof.

        14.    Notices.    Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to the address set forth in the Purchase Agreement, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

        15.    Warrant Agent.    The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

        16.    Miscellaneous.

          (a)   This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

          (b)   All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated ("Proceedings") (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

          (c)   The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (d)   In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

VALENTIS, INC.
By:
Name: Title:

SIGNATURE PAGE TO VALENTIS, INC. WARRANT

VLS-PS-03

PROXY

VALENTIS, INC.

863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Benjamin McGraw, III, Pharm.D. and Joseph A. Markey, or either of them, as proxies and attorneys-in-fact, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Valentis, Inc. (the "Company") held of record by the undersigned on November 21, 2003 at the Annual Meeting of Stockholders to be held December 30, 2003 and any adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR DIRECTOR NOMINEE OR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH DIRECTOR NOMINEE OR PROPOSAL.

        PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

        Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

        Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

        Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope. Thank you for your prompt consideration of these matters.

Sincerely,

Valentis, Inc.

DETACH HERE

☒    PLEASE MARK VOTES AS IN THIS EXAMPLE.

Management recommends a vote FOR the Nominees listed in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4, and 5.

1.    Election of Directors.

Nominee:	Reinaldo M. Diaz	Mark D. McDade
	FOR ☐ WITHHELD ☐	FOR ☐ WITHHELD ☐

2.    Approve an amendment to the Valentis, Inc. 1997 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 950,000 shares.

FOR ☐                   AGAINST ☐                   ABSTAIN ☐

3.    Approve an amendment to the Valentis, Inc. Amended and Restated 1998 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common Stock reserved for issuance thereunder by 150,000 shares.

FOR ☐                   AGAINST ☐                   ABSTAIN ☐

4.    Approve the sale and issuance, in a private placement to certain investors, of up to 4,878,049 shares of our Common Stock at a purchase price of $2.05 per share and Warrants to purchase up to an additional 1,951,220 shares of our Common Stock at an exercise price of $3.00 per share (the "Private Placement"), in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000.

FOR ☐                   AGAINST ☐                   ABSTAIN ☐

5.    Ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2004.

FOR ☐                   AGAINST ☐                   ABSTAIN ☐

6.    In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Mark here for address change and notification. ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature: _____________________ Date: _________        Signature: _____________________ Date: ________ _

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2003
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS DECEMBER 30, 2003
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT OF THE VALENTIS, INC. AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
Amended and Restated 1998 Non-Employee Directors' Stock Option Plan(1)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3
PROPOSAL NO. 4 APPROVAL OF THE PRIVATE PLACEMENT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4
PROPOSAL NO. 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 5.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
BENEFICIAL OWNERSHIP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
STOCK OPTION GRANTS AND EXERCISES
Option Grants in Fiscal Year Ended June 30, 2003
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Equity Compensation Plan Information
CERTAIN TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE MEASUREMENT COMPARISON(2)
Comparison of Cumulative Total Return on Investment
OTHER MATTERS
INCORPORATION BY REFERENCE
AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN
AMENDMENT TO THE VALENTIS, INC. AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
SECURITIES PURCHASE AGREEMENT
ARTICLE I. DEFINITIONS
ARTICLE II. PURCHASE AND SALE
ARTICLE III. REPRESENTATIONS AND WARRANTIES
ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES
ARTICLE V.
ARTICLE VI. MISCELLANEOUS
REGISTRATION RIGHTS AGREEMENT
VALENTIS, INC. WARRANT